Securities Act Registration No. 333-27581
                                    Investment Company Act Reg. No. 811-08219
   __________________________________________________________________________

                       SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549
                           __________________________
                                    FORM N-1A
           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [X]

                         Pre-Effective Amendment No. __        [_]

                         Post-Effective Amendment No. 1        [X]
                                     and/or

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940  [X]

                           Amendment No. 2 [X]
                        (Check appropriate box or boxes.)
                             ______________________

                           THE THURLOW FUNDS, INC.
               (Exact Name of Registrant as Specified in Charter)

                               1256 Forest Avenue
                               Palo Alto, California                  94301
                    (Address of Principal Executive Offices)       (Zip Code)

                                  (888) 848-7569
              (Registrant's Telephone Number, including Area Code)

                                           Copy to:

   Thomas F. Thurlow                       Richard L. Teigen
   The Thurlow Funds, Inc.                 Foley & Lardner
   1256 Forest Avenue                      777 East Wisconsin Avenue
   Palo Alto, California  94301            Milwaukee, Wisconsin 53202
   (Name and Address of Agent for Service)


   Approximate Date of Proposed Public Offering: As soon as practicable after the Registration Statement becomes effective.

   It is proposed that this filing become effective (check appropriate box):

        [X]  immediately upon filing pursuant to paragraph (b)
        [_]  on (date) pursuant to paragraph (b)
        [_]  60 days after filing pursuant to paragraph (a)(1)
        [_]  on (date) pursuant to paragraph (a)(1)
        [_]  75 days after filing pursuant to paragraph (a)(2)
        [_]  on (date) pursuant to paragraph (a)(2) of rule 485

   If appropriate, check the following box:

        [_] this post-effective amendment designates a new effective date for a previously filed post-effective amendment

                             THE THURLOW FUNDS, INC.

                              CROSS REFERENCE SHEET

             (Pursuant to Rule 481 showing the location in the Prospectus and the Statement of Additional Information of the responses to the Items of Parts A and B of Form N-1A.)
                                       Caption or Subheading in
                                       Prospectus or Statement of
    Item No. on Form N-1A              Additional Information


    PART A - INFORMATION REQUIRED IN PROSPECTUS
    1.   Cover Page                    Cover Page

    2.   Synopsis                      Expense Summary

    3.   Condensed Financial           Financial Highlights;
         Information                   Performance Information

    4.   General Description of        The Fund; Investment
         Registrant                    Objectives and Strategy;
                                       Investment Policies and
                                       Risks; Investment
                                       Restrictions

    5.   Management of the Fund        Management of the Fund;
                                       Brokerage Transactions

    5A.  Management's Discussion of         *
         Fund Performance

    6.   Capital Stock and Other       Dividends, Distributions
         Securities                    and Taxes; Dividend
                                       Reinvestment; Capital
                                       Structure; Account
                                       Statements

    7.   Purchase of Securities Being  How to Purchase Shares;
         Offered                       Dividend Reinvestment;
                                       Retirement Plans

    8.   Redemption or Repurchase      How to Redeem Shares
    9.   Legal Proceedings                  *



    PART B - INFORMATION REQUIRED IN STATEMENT
             OF ADDITIONAL INFORMATION

    10.  Cover Page                    Cover Page

    11.  Table of Contents             Table of Contents

    12.  General Information and            *
         History

    13.  Investment Objectives and     Investment Restrictions;
         Policies                      Investment Considerations

    14.  Management of the Fund        Directors and Officers of
                                       the Corporation

    15.  Control Persons and           Principal Stockholders
         Principal Holders of
         Securities

    16.  Investment Advisory and       Investment Adviser,
         Other Services                Administrator, Custodian,
                                       Transfer Agent and
                                       Accounting Services Agent;
                                       Distribution of Shares;
                                       Independent Accountants

    17.  Brokerage Allocation          Allocation of Portfolio
                                       Brokerage

    18.  Capital Stock and Other       Included in Prospectus
         Securities                    under "CAPITAL STRUCTURE"

    19.  Purchase, Redemption and      Included in Prospectus
         Pricing of Securities Being   under "DETERMINATION OF NET
         Offered                       ASSET VALUE"; "HOW TO
                                       PURCHASE SHARES"; "DIVIDEND
                                       REINVESTMENT"; "HOW TO
                                       REDEEM SHARES"; "RETIREMENT
                                       PLANS"; Determination of
                                       Net Asset Value and
                                       Performance; Distribution
                                       of Shares

    20.  Tax Status                    Taxes

    21.  Underwriters                       *

    22.  Calculations of Performance   Determination of Net Asset
         Data                          Value and Performance

    23.  Financial Statements          Financial Statements

   _______________________
   * Answer negative or inapplicable

                             The Thurlow Growth Fund
                              the sole portfolio of

                             The Thurlow Funds, Inc.

                Supplement to the Prospectus dated August 6, 1997

                 The date of this supplement is February 6, 1998

   1. The following table is to be inserted on Page 4 of the Prospectus before "THE FUND".

   Financial Highlights

   The financial information of a share of The Thurlow Growth Fund (the "Fund") outstanding during the period from August 8, 1997 (commencement of operations) to December 31, 1997 included in this table has been derived from the financial records of the Fund without examination by the Fund's independent accountants, who do not express an opinion thereon. The table should be read in conjunction with the financial statements and related notes without charge, upon request.

   Net asset value, beginning of period                     $10.00

   Income from investment operations:
        Net investment loss                                  (0.02)
        Net realized and unrealized loss on investments      (1.38)
                                                             -----
        Total from investment operations                     (1.40)
                                                             -----
   Net asset value, end of period                            $8.60
                                                             =====
   Total return 1                                           (14.00%)

   Supplemental data and ratios:
        Net assets, end of period                         $354,207
        Ratio of net expenses to average net assets 2         1.95%
        Ratio of net investment income to average
         net assets 2                                        (0.87%)
        Portfolio turnover rate                             195.12%
        Average commission rate paid                         $0.1446


        1 Not annualized.

        2 Annualized for the period August 8, 1997 through December 31, 1997.
          Without expense waivers of $52,268 for the period August 8, 1997 through December 31, 1997, the ratio of expenses to average net assets would have been 57.41% and the ratio of net investment income to average net assets would have been (56.33%).


   2. The following discussion replaces the discussion under the caption "RETIREMENT PLANS - Individual Retirement Account ("IRA") on page 17 of the Prospectus.

        Individual shareholders may establish their own tax-sheltered Individual Retirement Accounts ("IRA"). The Fund currently offers a prototype traditional IRA plan and a prototype Roth IRA plan. There is currently no charge for establishing an account, although there is an annual maintenance fee. (See the applicable IRA Custodian Agreement and Disclosure Statement for a discussion of the annual maintenance fee, other fees associated with the account, eligibility requirements and related tax consequences.)

                                      THE
                                 THURLOW GROWTH
                                      FUND
                                  INVESTOR KIT
                                 AND PROSPECTUS

                             Logo THURLOW(tm) FUNDS

Photo of statue on building

Prospectus  August 6, 1997


THE THURLOW FUNDS, INC.
1256 Forest Avenue
Palo Alto, California  94301
1-888-848-7569

THE THURLOW FUNDS, INC. (the "Company") is an open-end, diversified management investment company, commonly known as a mutual fund. The Company presently consists of a single portfolio, The Thurlow Growth Fund (the "Fund"). The Fund's investment objective is capital appreciation, with current income as a secondary objective. In seeking its investment objective of capital appreciation, the Fund will invest primarily in common stocks of U.S. companies, but the Fund may also invest in options on securities and stock indexes, convertible securities, common stocks of foreign issuers publicly-traded in the U.S. and American Depository Receipts.

     This Prospectus sets forth concisely the information about the Fund that prospective investors should know before investing. Investors are advised to read this Prospectus and retain it for future reference. This Prospectus does not set forth all of the information included in the Registration Statement and Exhibits thereto which the Fund has filed with the Securities and Exchange Commission.

     A Statement of Additional Information, dated August 6, 1997, which is a part of such Registration Statement, is incorporated herein by reference. A copy of the Statement of Additional Information may be obtained, without charge, by writing to the address, or calling the telephone number, stated above.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

TABLE OF CONTENTS

Expense Summary...............................................................3
The Fund......................................................................4
Investment Objectives and Strategy............................................4
Investment Policies and Risks.................................................5
Investment Restrictions.......................................................9
Management of the Fund........................................................9
Determination of Net Asset Value.............................................11
How to Purchase Shares.......................................................11
How to Redeem Shares.........................................................14
Retirement Plans.............................................................17
Dividends, Distributions and Taxes...........................................17
Dividend Reinvestment........................................................18
Capital Structure............................................................19
Brokerage Transactions.......................................................19
Account Statements...........................................................20
Performance Information......................................................20

EXPENSE SUMMARY

SHAREHOLDER TRANSACTION EXPENSES
Maximum Sales Load Imposed on Purchases                                None
Maximum Sales Load Imposed on Reinvested Dividends                     None
Deferred Sales Load Imposed on Redemptions                             None
Redemption Fees                                                        None(1)
Exchange Fees                                                          None(2)

ANNUAL FUND OPERATING EXPENSES
(AS A PERCENTAGE OF AVERAGE NET ASSETS)
Management Fees                                                        1.25%
12b-1 Fees                                                             0.25%(3)
Other Expenses (net of reimbursement)                                  0.45%(4)
Total Fund Operating Expenses (net of reimbursement)                   1.95%(4)


(1) A fee of $12.00 is charged for each wire redemption.

(2) A fee of $5.00 is charged for each telephone exchange.

(3) The maximum level of distribution expenses is 0.25% per annum of the Fund's average net assets. See "HOW TO PURCHASE SHARES - Service and Distribution Plan." The distribution expenses for long-term shareholders may total more than the maximum sales charge that would have been permissible if imposed entirely as an initial sales charge.

(4) The Fund's investment adviser, Thurlow Capital Management, Inc., has agreed to reimburse the Fund to limit the total operating expenses of the Fund (excluding interest, taxes, brokerage and extraordinary expense) to an annual rate of 1.95% of the Fund's average net assets for the fiscal year ending June 30, 1998. After this date,the expense limitation may be terminated or revised at any time. Absent the limitation the Fund expects to incur Other Expenses (estimated) and Total Fund Operating Expenses of 1.25% and 2.75%, respectively, for the fiscal year ending June 30, 1998.

EXAMPLE:
An investor would pay the following expenses on a $1,000 investment, assuming
(1) 5% annual return and (2) redemption at the end of each period:

     1 Year ........................................................$20
     3 Years........................................................$62

The purpose of the preceding table is to assist investors in understanding the various costs that an investor in the Fund will bear, directly or indirectly. THE EXAMPLE SHOWN ABOVE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR RATES OF RETURN. ACTUAL OPERATING EXPENSES AND RATE OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN. The example assumes a 5% annual rate of return pursuant to requirements of the Securities and Exchange Commission. This hypothetical rate of return is not intended to be representative of past or future performance of the Fund.

THE FUND
The Thurlow Funds, Inc. (the "Company") was incorporated under the laws of Maryland on April 30, 1997 and is a no-load, open-end, diversified management investment company, better known as a mutual fund. The Company is registered under the Investment Company Act of 1940 (the "Act"). The Company presently consists of one diversified investment portfolio, the Thurlow Growth Fund (the "Fund"). Thurlow Capital Management, Inc. (the "Adviser") serves as the Fund's investment adviser. Thomas F. Thurlow, founder and President of the Adviser, manages the investment of the Fund. Shares of the Fund are sold at net asset value. The minimum initial investment is $1,000 and the minimum for additional investments is $100. As an open-end investment company, the Fund will redeem any of its outstanding shares on demand of the owner at their net asset value.


INVESTMENT OBJECTIVES AND STRATEGY

The Fund's primary investment objective is capital appreciation, with current income as a secondary objective. The Fund seeks to achieve its primary investment objective by investing primarily in common stocks of U.S. companies but may also invest, subject to specific limitations, in options on securities and stock indexes, convertible securities, common stocks of foreign issuers publicly-traded in the U.S. and American Depository Receipts. The Fund seeks to achieve its secondary objective of current income by investing in dividend paying common stocks, convertible securities, U.S. government securities and short-term money market instruments.
     The "Adviser" generally utilizes a middle-downTM approach to investing. In middle-down analysis, the Adviser focuses on a sector of the stock market it believes is either undervalued or is gaining momentum in the upward share prices of its components. Within such a sector, the Adviser then focuses on company-specific variables such as competitive industry dynamics, market leadership, proprietary products and services, and management expertise, as well as on financial characteristics, such as return on sales and equity, debt/equity ratios, earnings and cash flow. In using a "middle-down" approach, the Adviser seeks attractively-priced companies in undervalued sectors.
     The Adviser may, from time to time, also utilize a "top-down" or "bottom-up" approach. In top-down analysis, the Adviser focuses on macroeconomic factors such as inflation, interest, currency, and tax rates. In bottom-up analysis, the Adviser focuses exclusively on company-specific variables such as competitive industry dynamics, market leadership, proprietary products and services, and management expertise, as well as on financial characteristics, such as return on sales and equity, debt/equity ratios, earnings and cash flow.

INVESTMENT POLICIES AND RISKS

GENERAL RISKS
Investment in any mutual fund has risks. There can be no assurance that the investment objectives of the Fund will be realized or that the Fund's portfolio will not decline in value. Many of the investments made by the Fund are subject to significant volatility. Risks associated with the specific types of securities in which the Fund may invest and with the investment techniques employed by the Fund are discussed below. The Fund is intended for investors who can accept this risk. An investment in the Fund should not be considered as a complete investment program. The Fund is not an appropriate vehicle for a short-term investor or for those investors having immediate financial requirements. Rather, the Fund is designed for those investors who invest for the long term and have the financial ability to undertake greater risk in exchange for the opportunity of realizing greater financial gains in the future.
     The fact the Fund has no operating history and that the Adviser has no prior experience advising investment companies should be considered to be risk factors. The Adviser is solely responsible for the selection of securities for investment by the Fund. Neither Thomas F. Thurlow, A Professional Corporation, nor Thurlow & Hearn, an association of attorneys, are responsible for any of the operations of the Company, the Fund or the Adviser.

COMMON STOCK
The Fund invests primarily in stocks of United States companies. The Fund generally looks for attractively-priced companies in undervalued sectors. The Fund may invest in companies with modest capitalization, as well as in start-up companies. Such companies often involve greater risks than larger companies because they lack the management experience, financial resources, product diversification, markets, distribution channels and competitive strengths of larger companies. Additionally, in many instances, the frequency and volume of their trading is substantially less than is typical of larger companies. Therefore, the securities of smaller companies as well as start-up companies may be subject to wider price fluctuations. The spreads between the bid and asked prices of the securities of these companies in the U.S. over-the-counter market typically are larger than the spreads for more actively traded securities. As a result, the Fund could incur a loss if it determined to sell such a security shortly after its acquisition. When making large sales, the Fund may have to sell portfolio holdings at discounts from quoted prices or may have to make a series of small sales over an extended period of time due to the trading volume of smaller company securities.

OPTIONS ON SECURITIES AND STOCK INDEXES
The Fund may buy put and call options on securities (including long-term options or "LEAPs") and stock indexes, provided that immediately after purchase of any such option the aggregate sum of the premiums paid for such options will not exceed 20% of the Fund's net assets. The Fund will not sell (write) put or call options except to enter into closing sale transactions to liquidate options that it holds. When buying a put option on a security, the Fund has the right, in return for a premium paid during the term of the option, to sell the securities underlying the option at the exercise price. When buying a call option on a security, the Fund has the right, in return for a premium paid during the term of the option, to purchase the securities underlying the option at the exercise price. If a put or a call option which the Fund has purchased expires unexercised, the option will become worthless on the expiration date, and the Fund will realize a loss in the amount of the premium paid, plus commission costs. A stock index fluctuates with changes in the market values of the stocks included in the index. Options on stock indexes give the holder the right to receive an amount of cash upon the exercise of the options. Receipt of this cash amount will depend upon the closing level of the stock index upon which the option is based being greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash received, if any, will be the difference between the closing price of the index and the exercise price of the option multiplied by a specified dollar multiple. All settlements of index option transactions are in cash. No assurance can be given that a market will exist at all times for all outstanding options purchased by the Fund. In such event, the Fund would be unable to realize its profits or limit its losses unless it exercised the options it holds.

FOREIGN SECURITIES
The Fund may invest without limitation in common stocks of foreign issuers which are publicly traded on U.S. exchanges or in the U.S. over-the-counter market directly or in the form of American Depository Receipts ("ADRs"). The Fund will only invest in ADRs that are issuer sponsored. Sponsored ADRs typically are issued by a U.S. bank or trust company and evidences ownership of underlying securities issued by a foreign corporation. Such securities involve risks that are different from those of domestic issuers. Foreign companies are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about such issuers than is available in the reports and ratings published about companies in the United States. Additionally, foreign companies are not subject to uniform accounting, auditing and financial reporting standards. Dividends and interest on foreign securities may be subject to foreign withholding taxes. To the extent such taxes are not offset by credits or deductions allowed to investors under U.S. federal income tax laws, such taxes may reduce the net return to shareholders. Although the Fund intends to invest in securities of foreign issuers domiciled in nations which the Adviser considers as having stable and friendly governments, there is the possibility of expropriation, confiscation, taxation, currency blockage or political or social instability which could affect investments of foreign issuers domiciled in such nations.

CONVERTIBLE SECURITIES
The Fund may invest in convertible securities. A convertible security may be converted either at a stated price or rate within a specified period of time into a specified number of shares of common stock. By investing in convertible securities, the Fund seeks the opportunity, through the conversion feature, to participate in a portion of the capital appreciation of the common stock into which the securities are convertible, while earning higher current income than is available from the common stock. Typically, the convertible debt securities in which the Fund will invest will be of a quality less than investment grade (so-called "junk bonds"). The Fund will, however, limit its investment in non-investment grade convertible debt securities to no more than 5% of its net assets at the time of purchase and will not acquire convertible debt securities rated below B by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P"), or unrated securities deemed by the Adviser to be of comparable quality. Securities rated B are considered predominantly speculative and generally lack the characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the bond over any long period of time may be small. Subsequent to its purchase by the Fund, a rated security may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The Adviser will consider such an event in determining whether the Fund should continue to hold the security. The Adviser expects, however, to sell promptly any convertible debt securities that fall below a B rating quality as a result of these events. See the Statement of Additional Information for a description of applicable debt ratings.

ILLIQUID SECURITIES
The Fund does not anticipate doing so, but it may invest up to 10% of the value of its net assets in illiquid securities, including restricted securities. Securities eligible to be resold pursuant to Rule 144A under the Securities Act of 1933 may be considered liquid. In determining the liquidity of a security, the Adviser, acting pursuant to procedures adopted by the Board of Directors, will consider such factors as the frequency of trades and quotes, the number of dealers and potential purchasers, dealer undertakings to make a market, the nature of the securities, marketplace trades and other permissible factors. Investing in Rule 144A securities could have the effect of decreasing the liquidity of the Fund, to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities.

MONEY MARKET INSTRUMENTS AND U.S. GOVERNMENT SECURITIES
If the Adviser believes that adverse market conditions make pursuing the Fund's primary investment objective inconsistent with the best interests of the shareholders, the Adviser may temporarily invest up to 100% of its assets in money market instruments or U.S. government securities. The Fund may also invest in money market instruments and U.S. government securities for nondefensive purposes such as to achieve its secondary investment objective of current income and with repect to money market instruments in amounts the Adviser believes are reasonably necessary to satisfy anticipated redemption requests.

MONEY MARKET INSTRUMENTS.The Fund may invest in short-term, high quality money market instruments and U.S. Treasury securities with a remaining maturity of 13 months or less. The Fund may invest in certificates of deposit of U.S. banks and commercial paper and commercial paper master notes if the bank or commercial paper issuer has been rated within the two highest grades assigned by S&P or Moody's or has been determined by the Adviser to be of equivalent quality or, in the case of banks, provided the bank has capital, surplus and undivided profits, as of the date of its most recently published annual financial statements, with a value in excess of $100,000,000 at the time of the investment. Commercial paper master notes are unsecured promissory notes issued by corporations to finance short-term credit needs. They permit a series of short-term borrowings under a single note. Borrowings under commercial paper master notes are payable in whole or in part at any time, may be prepaid in whole or in part at any time, and bear interest at rates which are fixed to known lending rates and automatically adjusted when such known lending rates change. Because commercial paper master notes can be redeemed on demand, commercial paper master notes are considered to be liquid securities. There is no secondary market for commercial paper master notes. The Adviser will monitor the credit-worthiness of the issuer of the commercial paper master notes while any borrowings are outstanding. The Fund may also invest in securities issued by other investment companies that invest in high quality, short-term debt securities (i.e., money market instruments). In addition to the advisory fees and other expenses the Fund bears directly in connection with its operations as a shareholder of another investment company, the Fund would bear its pro rata share of the other investment company's advisory fees and other expenses, and such fees and other expenses will be borne indirectly by the Fund's shareholders.

U.S. GOVERNMENT SECURITIES. The Fund intends to invest only in U.S.
government securities that are backed by the full faith and credit of the U.S. Treasury. Yields on such securities are dependent on a variety of factors, including the general conditions of the money and bond markets, the size of a particular offering and the maturity of the obligation. Debt securities with longer maturities tend to produce higher yields and are generally subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities. The market value of U.S. government securities generally varies inversely with changes in market interest rates. An increase in interest rates, therefore, would generally reduce the market value of the Fund's portfolio of investment in U.S. government securities, while a decline in interest rates would generally increase the market value of the Fund's portfolio of investments in these securities.

OTHER INVESTMENT PRACTICES
The Fund's investment restrictions permit it to invest in warrants, borrow money to purchase securities, effect short sales and lend its portfolio securities. The Fund does not intend to engage in these investment practices during the fiscal year ending June 30, 1998. A description of these investment practices is set forth in the Statement of Additional Information.

PORTFOLIO TURNOVER
The Fund will generally purchase and sell securities without regard to the length of time the security has been held and, accordingly, it can be expected that the rate of portfolio turnover may be substantial. In selling a security, the Adviser will consider that profits from sales of securities held less than three months must be limited in order to meet the requirement of Subchapter M of the Internal Revenue Code. Subject to the foregoing, the Fund may sell a given security, no matter for how long or short a period it has been held in th portfolio, and no matter whether the sale is at a gain or loss, if the Adviser believes that it is not fulfilling its purpose. Since investment decisions are based on the anticipated contribution of the security in question to the Fund's investment objectives, the rate of portfolio turnover is irrelevant when the Adviser believes a change is in order to achieve those objectives, and the Fund's annual portfolio rate may vary from year to year. The Fund's portfolio rate will generally not exceed 200%.
     High portfolio turnover (100% or more) in any year will result in the payment by the Fund of above-average transaction costs (including brokerage commissions) and could result in the payment by shareholders of above-average amounts of taxes on realized investment gains. Distributions to shareholders of such investment gains, to the extent they consist of net short-term capital gains will be considered ordinary income for federal tax purposes. See "DIVIDENDS, DISTRIBUTIONS AND TAXES."


INVESTMENT RESTRICTIONS

The Fund has adopted certain fundamental investment restrictions that may be changed only with the approval by a majority of the Fund's outstanding shares. These restrictions include the following:

(1) The Fund will not purchase the securities of any issuer if the purchase would cause more than 5% of the value of the Fund's total assets to be invested in securities of such issuer (except securities of the U.S. government or any agency or instrumentality thereof), or purchase more than 10% of the outstanding voting securities of any one issuer, except that up to 25% of the Fund's total assets may be invested without regard to these limitations.
(2) The Fund will not invest 25% or more of its total assets at the time of purchase in securities of issuers whose principal business activities are in the same industry.

     A list of the Fund's policies and restrictions, both fundamental and nonfundamental, is set forth in the Statement of Additional Information. In order to provide a degree of flexibility, the Fund's investment objectives, as well as other policies that are not deemed fundamental, may be modified by the Board of Directors without shareholder approval.


MANAGEMENT OF THE FUND

As a Maryland corporation, the business and affairs of the Fund are managed by the Board of Directors. The Fund has entered into an investment advisory agreement (the "Advisory Agreement") with Thurlow Capital Management, Inc. (the "Adviser"), P.O. Box 50427, Palo Alto, California 94303-0427, under which the Adviser furnishes continuous investment advisory services and management to the Fund. The Adviser was organized in 1997 and is wholly owned by Thomas F. Thurlow, who is the Chief Executive Officer of the Adviser.

     Thomas F. Thurlow, Chief Executive Officer and founder of the Adviser, is primarily responsible for the day-to-day management of the Fund's portfolio. He has held this responsibility since the Fund commenced operations. Mr. Thurlow has also served as President, Treasurer and a director of the Fund since it was organized. Mr. Thurlow is an attorney, former prosecutor and founder and associate of the law firm of Thurlow & Hearn, an association of attorneys. He has been practicing law since 1989.
     The Adviser supervises and manages the investment portfolio of the Fund and, subject to such policies as the Board of Directors may determine, directs the purchase or sale of investment securities in the day-to-day management of the Fund. Under the Advisory Agreement, the Adviser, at its own expense and without separate reimbursement from the Fund, furnishes office space, and all necessary office facilities, equipment and executive personnel for managing the Fund's investments, and bears all sales and promotional expenses of the Fund, other than distribution expenses paid by the Fund pursuant to the Service and Distribution Plan and expenses incurred in complying with laws regulating the issue or sale of securities. For the foregoing, the Adviser receives a monthly fee of 1/12th of 1.25% (1.25% per annum) of the daily net assets of the Fund.
     The Fund pays all of its expenses not assumed by the Adviser pursuant to the Advisory Agreement, including, but not limited to, the professional costs of preparing and the cost of printing its registration statements required under the Securities Act of 1933 and the Investment Company Act of 1940 and any amendments thereto, the expense of registering its shares with the Securities and Exchange Commission and in the various states, the printing and distribution cost of prospectuses mailed to existing shareholders, director and officer liability insurance, reports to shareholders, reports to government authorities and proxy statements, interest charges, brokerage commissions and expenses in connection with portfolio transactions. The Fund also pays the fees of directors who are not interested persons of the Adviser or officers or employees of the Fund, salaries of administrative and clerical personnel, association membership dues, auditing and accounting services, fees and expenses of any custodian or trustees having custody of Fund assets, expenses of repurchasing and redeeming shares, printing and mailing expenses, charges and expenses of dividend disbursing agents, registrars and stock transfer agents, including the cost of keeping all necessary shareholder records and accounts and handling any problems related thereto. The Fund has also entered into an administration agreement (the "Administration Agreement") with Firstar Trust Company (the "Administrator"), 615 East Michigan Street, Milwaukee, Wisconsin 53202. Under the Administration Agreement, the Administrator maintains the books, accounts and other documents required by the Act, responds to shareholder inquiries, prepares the Fund's financial statements and tax returns, prepares certain reports and filings with the Securities and Exchange Commission and with state Blue Sky authorities, furnishes statistical and research data, clerical, accounting and bookkeeping services and stationery and office supplies, keeps and maintains the Fund's financial and accounting records and generally assists in all aspects of the Fund's operations. The Administrator, at its own expense and without reimbursement from the Fund or the Company, furnishes office space and all necessary office facilities, equipment and executive personnel for performing the services required to be performed by it under the Administration Agreement. For the foregoing, the Administrator receives from the Fund a fee, paid monthly, at an annual rate of .06% of the first $200,000,000 of the Fund's average net assets, .05% of the next $500,000,000 of the Fund's average net assets, and .03% of the Fund's net assets in excess of $700,000,000. Notwithstanding the foregoing, the Administrator's minimum annual fee is $30,000.

     Firstar Trust Company also provides custodial and transfer agency services for the Fund. Information regarding the fees payable by the Fund to Firstar Trust Company for these services is provided in the Statement of Additional Information.


DETERMINATION OF NET ASSET VALUE

Shares are purchased at their net asset value per share. The Fund calculates its net asset value by dividing the total value of its net assets (meaning its assets less its liabilities) by the total number of its shares outstanding at that time. Net asset value is determined as of the end of regular trading hours on the New York Stock Exchange (currently 4:00 p.m. New York City time) on days that the New York Stock Exchange is open for trading. This determination is applicable to all transactions in shares of the Fund prior to that time and after the previous time as of which net asset value was determined. Accordingly, purchase orders for Fund shares accepted or Fund shares tendered for redemption prior to the close of regular trading on a day the New York Stock Exchange is open for trading will be valued as of the close of trading, and purchase orders for Fund shares accepted or Fund shares tendered for redemption after that time will be valued as of the close of the next trading day.
     Common stocks that are listed on any national stock exchange or quoted on the NASDAQ Stock Market will be valued at the last sale price on the date valuation is made. Price information on listed securities is taken from the exchange where the security is primarily traded. Common stocks which are listed on any national stock exchange or the NASDAQ Stock Market but which are not traded on the valuation date will be valued at the current bid prices. Unlisted equity securities for which market quotations are readily available and options are valued at the current bid prices. Debt securities which will mature in more than 60 days will be valued at the latest bid prices furnished by an independent pricing service. Short-term instruments (those with remaining maturities of 60 days or less) will be valued at amortized cost, which approximates market value. Other assets and securities for which there are no readily available market quotations are valued at their fair value as determined by the Adviser in accordance with procedures approved by the Board of Directors.


HOW TO PURCHASE SHARES

Shares of the Fund may be purchased directly from the Company. The price per share of the Fund is its next determined per share net asset value after receipt of a completed account application. An account application is included with this Prospectus. Additional account applications may be obtained from the Company.

INITIAL INVESTMENT
 The Board of Directors of the Company has established $1,000 as the minimum initial purchase for the Fund (except for initial purchases through the Automatic Investment Plan or an Individual Retirement Account for which the minimum is $500) and $100 as the minimum for any subsequent purchase (except through dividend reinvestment), which minimum amounts are subject to change at any time. Shareholders of the Fund will be advised at least 30 days in advance of any increases in such minimum amounts.

TO PURCHASE BY MAIL
Account applications should be mailed directly to The Thurlow Funds, c/o Firstar Trust Company, P.O. Box 701, Milwaukee, WI 53201-0701. All applications must be accompanied by payment in the form of a check made payable to The Thurlow Growth Fund. All purchases must be made in U.S. dollars and checks drawn on U.S. banks. No third party checks or cash will be accepted. Firstar Trust Company will charge a $20 fee against a shareholder's account for any payment check returned to the custodian. The shareholder will also be responsible for any losses suffered by the Fund as a result. When a purchase is made by check and redemption is made shortly thereafter, the Company may delay the mailing of a redemption check until it is satisfied that the check has cleared which may take up to twelve days. To avoid redemption delays, purchases may be made by cashiers or certified check or by direct wire transfers. Note: Different forms are used for establishing retirement plans. Please call Firstar Trust Company at 1-888-848-7569 to obtain such forms. The U.S. Postal Service and other independent delivery services are not agents of the Fund. Therefore, deposit in the mail or with such services of account applications does not constitute receipt by Firstar Trust Company or the Fund. DO NOT mail account applications by overnight courier to the post office box address. Instead please follow the instructions set forth below.

TO PURCHASE BY OVERNIGHT OR EXPRESS MAIL
Account applications also may be sent by overnight or express mail. Please use the following address to insure proper delivery: The Thurlow Funds, c/o Firstar Trust Company, Mutual Fund Services, 3rd Floor, 615 East Michigan Street, Milwaukee, Wisconsin 53202. DO NOT mail purchase application by overnight courier to the post office box address.

TO PURCHASE BY WIRE
The establishment of a new account by wire transfer should be preceded by a telephone call to Firstar Trust Company at 1-888-848-7569 to provide information for the setting up of the account. A completed account application also must be sent to the Fund at the above address immediately following the investment. A purchase request for The Thurlow Growth Fund should be wired through the Federal Reserve System as follows:

     Firstar Bank Milwaukee, N.A.
     777 East Wisconsin Avenue
     Milwaukee, Wisconsin 53202
     ABA number 0750-00022
     For credit to Firstar Trust Company
     Account Number 112-952-137
     For further credit to The Thurlow Growth Fund
     Shareholder name:_________________________________________________________
     Shareholder account number:_______________________________________________


TO MAKE ADDITIONAL INVESTMENTS
Shareholders of the Fund may add to their account at any time by purchasing shares by mail ($100 minimum) or by wire ($500 minimum) according to the instructions above. Shareholders should notify Firstar Trust Company at 1-888-848-7569 prior to sending a wire. The remittance form that is attached to a shareholder's individual account statement should, if possible, accompany any investment made through the mail. Every purchase request must include a shareholder's account registration number in order to assure that funds are credited properly.

AUTOMATIC INVESTMENT PLAN
The Fund offers an Automatic Investment Plan whereby a shareholder may automatically make purchases of Fund shares on a regular, convenient basis ($100 minimum per transaction). Under the Automatic Investment Plan, a shareholder's designated bank or other financial institution debits a pre-authorized amount on the shareholder's account on any date specified by the shareholder each month or calendar quarter and applies the amount to the purchase of Fund shares. If such date is a weekend or holiday, such purchase shall be made on the next business day. The Automatic Investment Plan must be implemented with a financial institution that is a member of the Automatic Clearing House ("ACH"). The Fund currently does not charge a fee for participating in the Automatic Investment Plan. The transfer agent, Firstar Trust Company, will impose a $20 fee if sufficient funds are not available in the shareholder's account at the time of the automatic transaction. An application to establish the Automatic Investment Plan is included as part of the account application. Shareholders may change the date or amount of investments at any time by writing to or calling Firstar Trust Company at 1-888-848-7569. In the event an investor discontinues participation in the Automatic Investment Plan, the Fund reserves the right to redeem the investor's account involuntarily, upon 60 days notice, if the account value is $500 or less.

GENERAL INFORMATION
As a no-load mutual fund, the Fund imposes no sales commissions and, therefore, the entire amount of an investment in the Fund is used to purchase shares in the Fund. All shares purchased will be credited to the shareholder's account and confirmed by a statement mailed to the shareholder's address. The Company does not issue stock certificates for shares purchased. Applications are subject to acceptance by the Company and are not binding until so accepted. The Fund does not, except as indicated in the following sentence, accept telephone orders for the purchase of shares, and it reserves the right to reject applications in whole or in part. The Fund may accept telephone orders from broker-dealers who have been previously approved by the Fund. It is the responsibility of such broker-dealers promptly to forward purchase or redemption orders to the Fund. Although there is no sales charge levied directly by the Fund, such broker-dealers may charge the investor a fee for their services at either the time of purchase or the time of redemption. Such charges may vary among broker-dealers but in all cases will be retained by the broker-dealer and not remitted to the Fund or the Adviser.


SERVICE AND DISTRIBUTION PLAN
The Fund has adopted a Service and Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes payments by the Fund in connection with the distribution of their shares at an annual rate, as determined from time to time by the Board of Directors, of up to 0.25% of the Fund's average daily net assets. Payments made pursuant to the Plan may only be used to pay distribution expenses in the year incurred. Amounts paid under the Plan by the Fund may be spent by the Fund on any activities or expenses primarily intended to result in the sale of shares of the Fund as determined by the Board of Directors, including but not limited to, advertising, compensation for sales and sales marketing activities of financial institutions and others, such as dealers or other distributors, shareholder account servicing, production and dissemination of prospectuses and sales and marketing materials, and capital or other expenses of associated equipment, rent salaries, bonuses, interest and other overhead. To the extent any activity is one which the Fund may finance without a Plan, the Fund may also make payments to finance such activity outside of the Plan and not subject to its limitations.


HOW TO REDEEM SHARES

REGULAR REDEMPTION
A shareholder may require the Company to redeem his or her shares on the Fund in whole or in part at any time during normal business hours. Redemption requests may be made in writing and directed to The Thurlow Funds, c/o Firstar Trust Company, P.O. Box 701, Milwaukee, Wisconsin 53201 0701. Redemption requests sent by overnight or express mail should be directed to The Thurlow Funds, c/o Firstar Trust Company, Mutual Fund Services, 3rd Floor, 615 East Michigan Street, Milwaukee, Wisconsin 53202. DO NOT mail redemption requests by overnight courier to the post office box address. If a redemption request is inadvertently sent to the Company at its corporate address, it will be forwarded to Firstar Trust Company, and the effective date of redemption will be delayed until Firstar Trust Company receives the request. Requests for redemption which are subject to any special conditions or which specify an effective date other than as provided herein cannot be honored by the Fund.
     Redemption requests should specify the name of the Fund, the number of shares or dollar amount to be redeemed, shareholder's name, account number, and the additional requirements listed below that apply to the particular account.


TYPE OF REGISTRATION                     REQUIREMENTS

Individual, Joint Tenants, Proprietor,   Redemption request signed by all sole
(Uniform Gift to Minors Act)             Custodial person(s) required to sign
General Partners                         account, exactly as it is registered.
Corporations, Associations               for the Redemption request and a
                                         corporate resolution, signed by the
                                         person(s) required to sign for the
                                         account, accompanied by signature
                                         guarantee(s).

Trusts Redemption requests signed by the Trustee(s) with a signature guarantee (If the Trustee's name is not registered on the account, a copy of the trust document certified within the last 60 days is also required.)

     Redemption requests from shareholders in an Individual Retirement Account must include instructions regarding federal income tax withholding. Unless otherwise indicated, these redemptions, as well as redemptions of other retirement plans not involving a direct rollover to an eligible plan, will be subject to federal income tax withholding. If a shareholder is not included in any of the above registration categories (e.g., executors, administrators, conservators or guardians), the shareholder should call the transfer agent, Firstar Trust Company, at 1-888-848-7569 for further instructions.
     Signatures need not be guaranteed unless otherwise indicated above, the redemption request exceeds $25,000, or the proceeds of the redemption are requested to be sent by wire transfer, or to a person other than the registered holder or holders of the shares to be redeemed, or to be mailed to other than the address of record, in which cases each signature on the redemption request must be guaranteed by a commercial bank or trust company in the United States, a member of the New York Stock Exchange or other eligible guarantor institution. Redemptions will not be effective or complete until all of the foregoing conditions, including receipt of the redemption request by Firstar Trust Company in its capacity as transfer agent, have been satisfied.
     The redemption price is the net asset value next determined after receipt by Firstar Trust Company in its capacity as transfer agent of the written redemption request. The amount received will depend on the market value of the investments in the Fund's at the time of determination of net asset value, and may be more or less than the cost of the shares redeemed. A check in payment for shares redeemed will be mailed to the shareholder no later than the seventh day after receipt of the redemption request except as indicated in "HOW TO PURCHASE SHARES" for certain redemptions of shares purchased by check.


TELEPHONE REDEMPTION
Shares of the Fund may also be redeemed by calling the transfer agent, Firstar Trust Company, at 1-888-848-7569. In order to utilize this procedure for telephone redemption, a shareholder must have previously elected this procedure in writing, which election will be reflected in the records of Firstar Trust Company, and the redemption proceeds must be mailed directly to the investor or transmitted to the investor's pre-designated account at a domestic bank. To change the designated account or address, the investor should send a written request with signature(s) guaranteed to Firstar Trust Company. Any written redemption requests received within 15 days after an address change must be accompanied by a signature guarantee and no telephone redemptions will be allowed within 15 days of such a change. Once made, telephone redemption requests may not be modified or canceled. The selling price of each share being redeemed will be the Fund's per share net asset value next calculated after receipt by Firstar Trust Company or the telephone redemption request.
     The Fund reserves the right to refuse a telephone redemption if it believes it is advisable to do so. Procedures for redeeming shares of the Fund by telephone may be modified or terminated by the Fund at any time. Neither the Fund nor Firstar Trust Company will be liable for following instructions for telephone redemption transactions which they reasonably believe to be genuine, even if such instructions prove to be unauthorized or fraudulent, but may be liable for unauthorized transactions if they fail to follow such procedures. These procedures include requiring shareholders to provide some form of personal identification prior to acting upon telephone instructions and recording all telephone calls.
     During periods of substantial economic or market changes, telephone redemptions may by difficult to implement. If an investor is unable to contact Firstar Trust Company by telephone, the investor may then redeem his or her shares by delivering the redemption request to Firstar Trust Company by mail as described above.
      The Fund reserves the right to redeem the shares held in any account if at the time of any transfer or redemption of Fund shares in the account, the value of the remaining shares in the account falls below $1,000. Shareholders will be notified in writing that the value of your account is less than the minimum and allowed at least 60 days to make an additional investment. The receipt of proceeds from the redemption of shares held in an Individual Retirement Account ("IRA") will constitute a taxable distribution of benefits from the IRA unless a qualifying rollover contribution is made. Involuntary redemptions will not be made because the value of shares in an account falls below $1,000 solely because of a decline in the Fund's net asset value.
     A shareholder's right to redeem shares of the Fund will be suspended and the right to payment postponed for more than seven days for any period during which the New York Stock Exchange is closed because of financial conditions or any other extraordinary reason and may be suspended for any period during which
(a) trading on the New York Stock Exchange is restricted pursuant to rules and regulations of the Securities and Exchange Commission, (b) the Securities and Exchange Commission has by order permitted such suspension or (c) such emergency, as defined by rules and regulations of the Securities and Exchange Commission, exists as a result of which it is not reasonably practicable for the Fund to dispose of its securities or fairly to determine the value of its net assets.


RETIREMENT PLANS

The Fund offers the following retirement plans that may be funded with purchases of Fund shares and may allow investors to shelter or defer some of their income from taxes.
     A description of applicable service fees and certain limitations on contributions and withdrawals, as well as applications forms, are available from the Fund upon request. The IRA documents contain a disclosure statement that the Internal Revenue Service requires to be furnished to individuals who are considering adopting an IRA. Because a retirement program involves commitments covering future years, it is important that the investment objective of the Fund be consistent with the participant's retirement objectives. Premature withdrawals from a retirement plan will result in adverse tax consequences.

INDIVIDUAL RETIREMENT ACCOUNT ("IRA")
Individuals who receive compensation or earned income, even if they are active participants in a qualified retirement plan (or certain similar retire plans), may establish their own tax-sheltered Individual Retirement Account ("IRA"). The Fund offers a prototype IRA plan that may be adopted by individuals. There is currently no charge for establishing an IRA account although there is an annual maintenance fee.
     Earnings on amounts held in an IRA are not taxed until withdrawal. The amount of deduction, if any, allowed for IRA contributions is limited for individuals who are active participants in an employer maintained retirement plan and whose income exceeds specific limits.

SIMPLIFIED EMPLOYEE PENSION PLAN ("SEP/IRA")
The Fund also offers a prototype simplified employee pension ("SEP") plan for employers, including self-employed individuals, who wish to purchase shares of the Fund with tax-deductible contributions not exceeding annually for any one participant the lesser of $30,000 or 15% of earned income. Under the SEP plan, employer contributions are made directly to the IRA accounts of eligible participants.


DIVIDENDS, DISTRIBUTIONS AND TAXES

The Fund will distribute quarterly in March, June, September and December any net investment income and annually in December any net realized capital gains to shareholders. Dividend and capital gains distributions may be automatically reinvested or received in cash.
     The Fund will attempt to qualify annually for taxation as a "regulated investment company" under the Internal Revenue Code so that the Fund will not be subject to federal income tax to the extent its income is distributed to shareholders. Dividends paid by the Fund from net investment income and net short-term capital gains, whether received in cash or reinvested in additional shares, will be taxable to shareholders as ordinary income. Distributions paid by the Fund from long-term capital gains, whether received in cash or reinvested in additional shares, are taxable as long-term capital gains, regardless of the length of time the shareholder has owned his or her shares. Capital gains distributions are made when the Fund realizes net capital gains on sales of portfolio securities during the year. The Fund does not seek to realize any particular amount of capital gains during a year; rather, realized gains are a by-product of portfolio management activities. Consequently, capital gains distributions may be expected to vary considerably from year to year; there will be no capital gains distributions in years when the Fund realizes any net capital loss.

     The Fund will notify the shareholder annually as to the tax status of dividend and capital gains distributions paid by the Fund. A sale or redemption of shares in the Fund is a taxable event and may result in a capital gain or loss. Dividend distributions, capital gains distributions, and capital gains or losses from redemptions may be subject to state and local taxes.
     The Fund may be required to withhold Federal income tax at a rate of 31% ("backup withholding") from dividend payments and redemption proceeds if a shareholder fails to furnish the Fund with his or her social security or other tax identification number and certify under penalty of perjury that such number is correct and that he or she is not subject to backup withholding. The certification form is included as part of the account application and shall be completed when the account is opened.
     The tax discussion set forth above is included for general information purposes only. Perspective investors should consult their own tax advisers concerning the tax consequences of an investment in the Fund.


DIVIDEND REINVESTMENT

The shareholder may elect to have all income dividends and capital gains distributions reinvested in shares of the Fund, or paid in cash, or elect to have income dividends reinvested and capital gains distributions reinvested or paid in cash, or capital gains distributions reinvested and income dividends paid in cash. Please refer to the account application form accompanying this Prospectus for further information. If the applicant does not specify an election, all dividends and capital gains distributions will automatically be reinvested in full and fractional shares of the Fund calculated at the nearest 1,000th of a share. Shares are purchased at the net asset value in effect on the business day after the dividend record date and are credited to the shareholder's account on the dividend payment date. Cash dividends are also paid on the dividend payment date. The shareholder will be advised of the number of shares purchased and the price following each such reinvestment. An election to reinvest or to receive dividends and distributions in cash will apply to all shares registered to the shareholder, including those previously registered.
     The shareholder may change an election at any time by notifying the Fund at any time in writing. If such a notice is received between a dividend declaration date and payment date, it will become effective on the day following the payment date. The Fund may modify or terminate its dividend reinvestment program at any time on a thirty days' note to participants.


CAPITAL STRUCTURE
The Company's Articles of Incorporation permit the Board of Directors to issue 500,000,000 shares of common stock. The Board of Directors has the power to designate one or more classes ("series") of shares of common stock and to designate or redesignate any unissued shares with respect to such series. Currently the shares of the Fund are the only series of shares being offered by the Company. The Company is controlled by Thomas F. Thurlow and Thomas N. Thurlow, the father of Thomas F. Thurlow, each of whom owns 50% of the shares as of August 1, 1997. Shareholders are entitled: (i) to one vote per full share;
(ii) to such distributions as may be declared by the Company's Board of Directors out of funds legally available; and (iii) upon liquidation, to participate ratably in the assets available for distribution. There are no conversion or sinking fund provisions applicable to the shares, and the holders have no preemptive rights and may not cumulate their votes in the election of directors. Consequently the holders of more than 50% of the shares of the Fund voting for the election of directors can elect the entire Board of Directors and in such event the holders of the remaining shares voting for the election of directors will not be able to elect any person or persons to the Board of Directors. The shares are redeemable and are transferable. All shares issued and sold by the Fund will be fully paid and nonassessable. Fractional shares entitle the holder to the same rights as whole shares. The Fund will not issue certificates evidencing shares. Instead the shareholder's account will be credited with the number of shares purchased, relieving shareholders of responsibility for safekeeping of certificates and the need to deliver them upon redemption. Written confirmations are issued for all purchases of shares. Firstar Trust Company, 615 East Michigan Street, Milwaukee, Wisconsin 53202 acts as the Fund's transfer agent and dividend disbursing agent.
     The Maryland Business Corporation Law permits registered investment companies, such as the Fund, to operate without an annual meeting of shareholders under specified circumstances if an annual meeting is not required by the Act. The Fund has adopted the appropriate provisions in its Bylaws and does not anticipate holding an annual meeting of shareholders to elect directors unless otherwise required by the Act. The Fund has also adopted provisions in its Bylaws for the removal of directors by its shareholders.


BROKERAGE TRANSACTIONS

The Advisory Agreement authorizes the Adviser to select the brokers or dealers that will execute the purchases and sales of the Fund's portfolio securities. In placing purchase and sale orders for the Fund, it is the policy of the Adviser to seek the best execution of orders at the most favorable price in light of the overall quality of brokerage and research services provided. The Advisory Agreement permits the Adviser to pay a broker which provides brokerage and research services to the Adviser a commission for effecting securities transactions in excess of the amount another broker would have charged for executing the transaction, provided the Adviser believes this to be in the best interests of the Fund. Although the Fund does not intend to market its shares through intermediary broker-dealers, the Fund may place portfolio orders with broker-dealers who recommend the purchase of its shares to clients, if the Adviser believes the commissions and transaction quality are comparable to that available from other brokers, and may allocate portfolio brokerage on that basis.


ACCOUNT STATEMENTS

Shareholders of the Fund will be provided at least semi-annually with a report showing the Fund's portfolio and other information. After the close of the Company's fiscal year, which ends June 30, the Fund will provide the shareholders with an annual report containing audited financial statements.Firstar Trust Company will send an individual account statement to shareholders after each purchase, including reinvestment of dividends, or redemption of shares of the Fund. Each shareholder will also receive an annual statement after the end of the calendar year listing all transactions in shares of the Fund during the year. Shareholders who have questions about their respective accounts should call Firstar Trust Company at 1-888-848-7569. Shareholders who have general questions about the Fund or desire additional information should write to The Thurlow Growth Fund, c/o Firstar Trust Company, P.O. Box 701, Milwaukee, Wisconsin 53201-0701 or call 1-888-848-7569.


PERFORMANCE INFORMATION

 The Fund may provide from time to time in advertisements, reports to shareholders and other communications with shareholders its average annual total return. An average annual total return refers to the rate of return which, if applied to an initial investment in the Fund at the beginning of a stated period and compounded over the period, would result in the redeemable value of the investment in the Fund at the end of the stated period assuming reinvestment of all dividends and distributions and reflecting the effect or all recurring fees. The Fund may also provide "aggregate" total return information for various periods, representing the cumulative change in value of an investment in the Fund for a specific period (again reflecting changes in share price and assuming reinvestment of dividends and distributions).
     Any reported performance results will be based on historical earnings and should not be considered as representative of the performance of the Fund in the future. An investment in the Fund will fluctuate in value and at redemption its value may be more or less than the initial investment. The Fund may compare its performance to other mutual funds with similar investment objectives and to the industry as a whole, as reported by Morningstar, Inc., Lipper Analytical Services, Inc., Money, Forbes, Business Week and Barron's magazines and The Wall Street Journal. (Morningstar, Inc. and Lipper Analytical Services, Inc. are independent services that each rank over 1,000 mutual funds based upon total return performance.) The Fund may also compare its performance to the Dow Jones Industrial Average, Nasdaq Composite Index, Nasdaq Industrials Index, Value Line Composite Index, the Standard & Poor's 500 Stock Index and the Consumer Price Index. Such comparisons may be made in advertisements, shareholder reports or other communications to shareholders.

Investment Adviser:

        Thurlow Capital Management, Inc.
        P.O. Box 50427
        Palo Alto, CA 94303-0427

Administrator, Transfer Agent, Dividend Paying Agent,
Shareholder Servicing Agent & Custodian:

        Firstar Trust Company
        615 East Michigan Street
        P.O. Box 701
        Milwaukee, WI 53201 0701
        800/261-6950

Legal Counsel:

        Foley & Lardner
        777 East Wisconsin Avenue
        Milwaukee, WI 53202-5367

Independent Auditors:

        Arthur Andersen LLP
        100 East Wisconsin Avenue
        Milwaukee, WI 53201-1215



                            THE THURLOW FUNDS, INC.
                            c/o Firstar Trust Company
                                  P.O. Box 701
                        Milwaukee, Wisconsin, 53201-9155
                              www.thurlowfunds.com

                             Logo THURLOW(tm) FUNDS

Photo of statue on building

   STATEMENT OF ADDITIONAL INFORMATION                       February 6, 1998



                             THE THURLOW FUNDS, INC.
                               1256 Forest Avenue
                          Palo Alto, California  94301


             This Statement of Additional Information is not a prospectus and should be read in conjunction with the prospectus of The Thurlow Funds, Inc., dated August 6, 1997 and the Supplement to the Prospectus dated February 6, 1998 (the "Prospectus"), for The Thurlow Growth Fund.
   Requests for copies of the Prospectus should be made by writing to The Thurlow Funds, Inc., 1256 Forest Avenue, Palo Alto, California 94301,
   Attention:  Secretary or by calling 1-888-848-7569.

                             THE THURLOW FUNDS, INC.

                                Table of Contents

                                                                     Page No.

   INVESTMENT RESTRICTIONS . . . . . . . . . . . . . . . . . . . . . . .    1

   INVESTMENT CONSIDERATIONS . . . . . . . . . . . . . . . . . . . . . .    3

   DIRECTORS AND OFFICERS OF THE CORPORATION . . . . . . . . . . . . . .    8

   PRINCIPAL STOCKHOLDERS  . . . . . . . . . . . . . . . . . . . . . . .   10

   INVESTMENT ADVISER, ADMINISTRATOR, CUSTODIAN,
   TRANSFER AGENT AND ACCOUNTING SERVICES AGENT  . . . . . . . . . . . .   12

   DETERMINATION OF NET ASSET VALUE AND PERFORMANCE  . . . . . . . . . .   14

   DISTRIBUTION OF SHARES  . . . . . . . . . . . . . . . . . . . . . . .   14

   ALLOCATION OF PORTFOLIO BROKERAGE . . . . . . . . . . . . . . . . . .   15

   TAXES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   16

   STOCKHOLDER MEETINGS  . . . . . . . . . . . . . . . . . . . . . . . .   18

   DESCRIPTION OF SECURITIES RATINGS . . . . . . . . . . . . . . . . . .   19

   INDEPENDENT ACCOUNTANTS . . . . . . . . . . . . . . . . . . . . . . .   23

   FINANCIAL STATEMENTS  . . . . . . . . . . . . . . . . . . . . . . . .   23



             No person has been authorized to give any information or to make any representations other than those contained in this Statement of Additional Information, the Prospectus dated August 6, 1997 and the Supplement to the Prospectus dated February 6, 1998 and, if given or made, such information or representations may not be relied upon as having been authorized by The Thurlow Funds, Inc.

             This Statement of Additional Information does not constitute an offer to sell securities.

                             INVESTMENT RESTRICTIONS


             As set forth in the Prospectus dated August 6, 1997 and Supplement dated February 6, 1998 of The Thurlow Funds, Inc. (the "Corporation") under the caption "Investment Objectives and Strategy," the primary investment objective of The Thurlow Growth Fund (the "Fund") is capital appreciation, with current income as a secondary objective. Consistent with its investment objectives, the Fund has adopted the following investment restrictions which are matters of fundamental policy and cannot be changed without approval of the holders of the lesser of:
   (i) 67% of the Fund's shares present or represented at a stockholders meeting at which the holders of more than 50% of such shares are present or represented; or (ii) more than 50% of the outstanding shares of the Fund.

             1. The Fund will not purchase securities on margin (except for such short term credits as are necessary for the clearance of transactions); provided, however, that the Fund may borrow money to the extent set forth in investment restriction no. 4.

             2. The Fund may sell securities short to the extent permitted by the Investment Company Act of 1940 (the "Act").

             3. The Fund may write put and call options to the extent permitted by the Act.

             4. The Fund may borrow money or issue senior securities to the extent permitted by the Act.

             5. The Fund may pledge or hypothecate its assets to secure its borrowings.

             6. The Fund will not lend money (except by purchasing publicly distributed debt securities, purchasing securities of a type normally acquired by institutional investors or entering into repurchase agreements) and will not lend its portfolio securities, unless such loans are secured continuously by collateral at least equal to the market value of the securities loaned in the form of cash and/or securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, and provided that no such loan will be made if upon making of such loan more than 30% of the value of the Fund's total assets would be subject to such loans.

             7. The Fund will not make investments for the purpose of exercising control or management of any company.

             8. The Fund will not purchase securities of any issuer (other than the United States or an instrumentality of the United States) if, as a result of such purchase,the Fund would hold more than 10% of any class of securities, including voting securities, of such issuer or more than 5% of the Fund's assets, taken at current value, would be invested in securities of such issuer, except that up to 25% of the Fund's total assets may be invested without regard to these limitations.

             9. The Fund will not invest 25% or more of the value of its total assets, determined at the time an investment is made, exclusive of U.S. government securities, in securities issued by companies primarily engaged in the same industry. In determining industry classifications the Fund will use the current Directory of Companies Filing Annual Reports with the Securities and Exchange Commission except to the extent permitted by the Act.

             10. The Fund will not act as an underwriter or distributor of securities other than shares of the Fund (except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended (the "Securities Act"), in the disposition of restricted securities).

             11. The Fund will not purchase or sell real estate or real estate mortgage loans or real estate limited partnerships.

             12. The Fund will not purchase or sell commodities or commodity contracts, including futures contracts.

             The Fund has adopted certain other investment restrictions which are not fundamental policies and which may be changed by the Corporation's Board of Directors without stockholder approval. These additional restrictions are as follows:

             1. The Fund will not invest more than 10% of the value of its net assets in illiquid securities.

             2. The Fund will not purchase the securities of other investment companies except: (a) as part of a plan of merger, consolidation or reorganization approved by the stockholders of the Fund;
   (b) securities of registered open-end investment companies that invest exclusively in high quality, short-term debt securities; or (c) securities of registered closed-end investment companies on the open market where no commission results, other than the usual and customary broker's commission. No purchases described in (b) and (c) will be made if as a result of such purchases (i) the Fund and its affiliated persons would hold more than 3% of any class of securities, including voting securities, of any registered investment company; (ii) more than 5% of the Fund's net assets would be invested in shares of any one registered investment company; and (iii) more than 10% of the Fund's net assets would be invested in shares of registered investment companies.

             3. The Fund will not acquire or retain any security issued by a company, an officer or director of which is an officer or director of the Fund or an officer, director or other affiliated person of its investment adviser, without authorization of the Corporation's Board of Directors.

             4. The Fund will not purchase any interest in any oil, gas or other mineral leases or any interest in any oil, gas or any other mineral exploration or development program.


             The aforementioned percentage restrictions on investment or utilization of assets refer to the percentage at the time an investment is made. If these restrictions (other than those relating to borrowing of money or issuing senior securities) are adhered to at the time an investment is made, and such percentage subsequently changes as a result of changing market values or some similar event, no violation of the Fund's fundamental restrictions will be deemed to have occurred. Any changes in the Fund's investment restrictions made by the Board of Directors will be communicated to stockholders prior to their implementation.

                            INVESTMENT CONSIDERATIONS

   Illiquid Securities

             The Fund may invest up to 10% of its net assets in securities for which there is no readily available market ("illiquid securities"). The 10% limitation includes certain securities whose disposition would be subject to legal restrictions ("restricted securities"). However certain restricted securities that may be resold pursuant to Rule 144A under the Securities Act may be considered liquid. The Board of Directors of the Corporation has delegated to the Adviser the day-to-day determination of the liquidity of a security although it has retained oversight and ultimate responsibility for such determinations. Although no definite quality criteria are used, the Board of Directors has directed the Adviser to consider such factors as (i) the nature of the market for a security (including the institutional private resale markets); (ii) the terms of these securities or other instruments allowing for the disposition to a third party or the issuer thereof (e.g. certain repurchase obligations and demand instruments); (iii) the availability of market quotations; and (iv) other permissible factors.

             Restricted securities may be sold in private negotiated or other exempt transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act. When registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable time may elapse between the decision to sell and the sale date. If, during such period, adverse market conditions were to develop, the Fund might obtain a less favorable price than the price which prevailed when it decided to sell. Restricted securities, if considered to be illiquid, will be priced at fair value as determined in good faith by the Board of Directors.

   Warrants

             The Fund also may invest up to 5% of its net assets in warrants, which are privileges issued by corporations enabling the owners to subscribe to and purchase a specified number of shares of the corporation at a specific price during a specified period of time. Warrants have no dividend or voting rights. The 5% limitation does not include warrants acquired by the Fund in units or attached to other securities. The Fund will invest in warrants to participate in an anticipated increase in the market value of the underlying security without having to purchase the security to which the warrants relate. The purchase of warrants involves the risk that the Fund could lose the purchase price of a warrant if the right to subscribe to additional shares is not exercised prior to the warrant's expiration. Also, the purchase of warrants involves the risk that the effective price paid for the warrant added to the subscription price of the related security may exceed the value of the subscribed security's market price such as when there is no movement in the level of the underlying security.

   Borrowing to Purchase Securities (Leverage)

             The Fund may borrow money, including borrowing for investment purposes. Borrowing for investment is known as leveraging. Leveraging investments, by purchasing securities with borrowed money, is a speculative technique which increases investment risk, but also increases investment opportunity. Since substantially all of the Fund's assets will fluctuate in value, whereas the interest obligations on borrowings may be fixed, the net asset value per share of the Fund when it leverages its investments will increase more when the Fund's portfolio assets increase in value and decrease more when the Fund's portfolio assets decrease in value than would otherwise be the case. Interest costs on borrowings, which may fluctuate with changing market rates of interest, may partially offset or exceed the returns on the borrowed funds. Under adverse conditions, the Fund might have to sell portfolio securities to meet interest or principal payments at a time investment considerations would not favor such sales. The Fund intends to use leverage during periods when the Adviser believes that the Fund's investment objective would be furthered by increasing the Fund's investments in common stocks, but will not employ leverage during the fiscal year ending June 30, 1998.

             As required by the Act, the Fund may borrow money only from banks and only if, immediately after the borrowing, the Fund maintains continuous asset coverage (total assets, including assets acquired with borrowed funds, less liabilities exclusive of borrowings) of 300% of all amounts borrowed. If, for any reason, (including adverse market conditions) the Fund fails to meet the 300% coverage test, the Fund will be required to reduce the amount of its borrowings within three business days to the extent necessary to meet this test. This requirement may make it necessary for the Fund to sell a portion of its portfolio securities at a time when investment considerations otherwise indicate that it would be disadvantageous to do so.

             In addition to the foregoing, the Fund is authorized to borrow money from a bank as a temporary measure for extraordinary or emergency purposes in amounts not in excess of 5% of the value of the Fund's total assets. This borrowing is not subject to the foregoing 300% asset coverage requirement. The Fund is authorized to pledge portfolio securities as the Adviser deems appropriate in connection with any borrowings.

   Short Sales

             The Fund may seek to realize additional gains through short sale transactions in securities listed on one or more national securities exchanges, or in unlisted securities. Short selling involves the sale of borrowed securities. At the time a short sale is effected, the Fund incurs an obligation to replace the security borrowed at whatever its price may be at the time the Fund purchases it for delivery to the lender. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay the lender amounts equal to any dividend or interest which accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed.

             No short sale will be effected which will, at the time of making such short sale transaction and giving effect thereto, cause the aggregate market value of all securities sold short to exceed 25% of the value of the Fund's net assets. Until the Fund closes its short position or replaces the borrowed security, the Fund will: (a) maintain a segregated account containing cash or liquid securities at such a level that the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short; or
   (b) otherwise cover the Fund's short position. The Fund will not engage in short sales during the fiscal year ending June 30, 1998.

   Lending of Portfolio Securities

             In order to generate additional income, the Fund may lend portfolio securities constituting up to 30% of its total assets to unaffiliated broker-dealers, banks or other recognized institutional borrowers of securities, provided that the borrower at all times maintains cash or equivalent collateral or provides an irrevocable letter of credit in favor of the Fund equal in value to at least 100% of the value of the securities loaned. During the time portfolio securities are on loan, the borrower pays the Fund an amount equivalent to any dividends or interest paid on such securities, and the Fund may receive an agreed-upon amount of interest income from the borrower who delivered equivalent collateral or provided a letter of credit. Loans are subject to termination at the option of the Fund or the borrower. The Fund may pay reasonable administrative and custodial fees in connection with a loan of portfolio securities and may pay a negotiated portion of the interest earned on the cash or equivalent collateral to the borrower or placing broker. The Fund does not have the right to vote securities on loan, but could terminate the loan and regain the right to vote if that were considered important with respect to the investment.

             The primary risk in securities lending is a default by the borrower during a sharp rise in price of the borrowed security resulting in a deficiency in the collateral posted by the borrower. The Fund will seek to minimize this risk by requiring that the value of the securities loaned be computed each day and additional collateral be furnished each day if required.

   High Yield Convertible Securities

             The Fund may invest up to 5% of its net assets in high yield, high risk, lower-rated convertible securities, commonly known as "junk bonds." Investments in such securities are subject to the risk factors outlined below.

             The market for high yield convertible securities is subject to substantial volatility. An economic downturn or increase in interest rates may have a more significant effect on high yield convertible securities and their markets, as well as on the ability of securities' issuers to repay principal and interest, than on higher-rated securities and their issuers. Issuers of high yield convertible securities may be of low creditworthiness and the high yield convertible securities may be subordinated to the claims of senior lenders. During periods of economic downturn or rising interest rates the issuers of high yield convertible securities may have greater potential for insolvency and a higher incidence of high yield bond defaults may be experienced.

             The prices of high yield convertible securities have been found to be less sensitive to interest rate changes than higher-rated investments but are more sensitive to adverse economic changes or individual corporate developments. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. If the issuer of a high yield convertible security owned by the Fund defaults, the Fund may incur additional expenses in seeking recovery. Periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of high yield convertible securities and the Fund's net asset value. Yields on high yield convertible securities will fluctuate over time. Furthermore, in the case of high yield convertible securities structured as zero coupon or pay-in-kind securities, their market prices are affected to a greater extent by interest rate changes and thereby tend to be more volatile than market prices of securities which pay interest periodically and in cash.

             The secondary market for high yield convertible securities may at times become less liquid or respond to adverse publicity or investor perceptions making it more difficult for the Fund to value accurately high yield convertible securities or dispose of them. To the extent the Fund owns or may acquire illiquid or restricted high yield convertible securities, these securities may involve special registration responsibilities, liabilities and costs, and liquidity difficulties, and judgment will play a greater role in valuation because there is less reliable and objective data available.

             Special tax considerations are associated with investing in high yield bonds structured as zero coupon or pay-in-kind securities. The Fund will report the interest on these securities as income even though it receives no cash interest until the security's maturity or payment date. Further, the Fund must distribute substantially all of its income to its shareholders to qualify for pass-through treatment under the tax law. Accordingly, the Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash or may have to borrow to satisfy distribution requirements.

             Credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield convertible securities. Since credit rating agencies may fail to timely change the credit ratings to reflect subsequent events, the Adviser should monitor the issuers of high-yield convertible securities in the portfolio to determine if the issuers will have sufficient cash flow and profits to meet required principal and interest payments, and to attempt to assure the securities' liquidity so the Fund can meet redemption requests. To the extent that the Fund invests in high yield convertible securities, the achievement of its investment objective may be more dependent, on its own credit analysis than is the case for higher quality bonds. The Fund may retain a portfolio security whose rating has been changed.

   Options on Securities and Index Option Transactions

             The Fund will not write options during the fiscal year ending June 30, 1998.

             When writing call options on securities, the Fund may cover its position by owning the underlying security on which the option is written. Alternatively, the Fund may cover its position by owning a call option on the underlying security, on a share for share basis, which is deliverable under the option contract at a price no higher than the exercise price of the call option written by the Fund or, if higher, by owning such call option and depositing and maintaining in a segregated account cash or liquid securities equal in value to the difference between the two exercise prices. In addition, the Fund may cover its position by depositing and maintaining in a segregated account cash or liquid securities equal in value to the exercise price of the call option written by the Fund. The Fund will not enter into an index option position that exposes the Fund to an obligation to another party, unless the Fund either
   (i) owns an offsetting position in securities or other options; and/or
   (ii) maintains with the Fund's custodian bank (and marks-to-market, on a daily basis) a segregated account consisting of cash or liquid securities that, when added to the premiums deposited with respect to the option, are equal to the market value of the underlying stock index not otherwise covered.

             When the Fund wishes to terminate the Fund's obligation with respect to an option it has written, the Fund may effect a "closing purchase transaction." The Fund accomplishes this by buying an option of the same series as the option previously written by the Fund. The effect of the purchase is that the writer's position will be canceled. However, a writer may not effect a closing purchase transaction after the writer has been notified of the exercise of an option. When the Fund is the holder of an option, it may liquidate its position by effecting a "closing sale transaction." The Fund accomplishes this by selling an option of the same series as the option previously purchased by the Fund. There is no guarantee that either a closing purchase or a closing sale transaction can be effected. If any call or put option is not exercised or sold, the option will become worthless on its expiration date.

             Exchanges generally have established limitations governing the maximum number of call or put options on the same index which may be bought or written (sold) by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). Under these limitations, options positions of certain other accounts advised by the same investment adviser are combined for purposes of these limits. Pursuant to these limitations, an exchange may order the liquidation of positions and may impose other sanctions or restrictions. These position limits may restrict the number of listed options which the Fund may buy or sell; however, the Adviser intends to comply with all limitations.

             Because option premiums paid or received by the Fund are small in relation to the market value of the investments underlying the options, buying and selling put and call options can be more speculative than investing directly in common stocks. Additionally, trading in index options requires different skills and techniques than those required for predicting changes in individual stocks.

                    DIRECTORS AND OFFICERS OF THE CORPORATION

             The name, address principal occupations during the past five years and other information with respect to each of the directors and offices of the Corporation are as follows:

   MARTINA HEARN*           Age 42

   101 Metro Drive, Suite 260
   San Jose, California  95110
   (VICE PRESIDENT, SECRETARY AND A DIRECTOR OF THE CORPORATION)

             Ms. Hearn is an associate of the law firm of Thurlow & Hearn, an association of attorneys. Ms. Hearn has been practicing law since 1989. Ms. Hearn is the wife of Thomas F. Thurlow.

   NATASHA L. MCREE              Age 26

   6000 Shepherd Mountain Cove #1604
   Austin, Texas  78730
   (A DIRECTOR OF THE CORPORATION)

             Ms. McRee is a marketing consultant with the firm of GSDNM Advertising and has been employed with them since September 1996. From August 1995 to August 1996, Ms. McRee was employed with Rives Carlberg Advertising as a marketing consultant. From September 1993 to August 1995, Ms. McRee was employed in the Marketing Department of Slick 50, a producer of automotive oils. Prior to September 1993, Ms. McRee was a college student.

   STEPHANIE E. ROSENDAHL*       Age 32

   4101 Coleridge Street
   Houston, Texas  77005
   (A DIRECTOR OF THE CORPORATION)

             Ms. Rosendahl is an independent management consultant and has been self-employed since 1993. From 1991 to 1993, Ms. Rosendahl was employed by the Texas Children's Hospital as a computer network manager. Ms. Rosendahl is the sister of Thomas F. Thurlow.

   BASIL S. SHIBER                    Age 33

   1801 Alameda Avenue, Apt. A
   Alameda, California  94501
   (A DIRECTOR OF THE CORPORATION)

             Mr. Shiber is an attorney and associate of the law firm of Miller, Starr & Regalia, a professional law corporation. Miller, Starr & Regalia is not affiliated with the Company or the Adviser. Mr. Shiber has been practicing law since 1989.

   THOMAS F. THURLOW*            Age 34

   101 Metro Drive, Suite 260
   San Jose, California  95110
   (PRESIDENT, TREASURER AND A DIRECTOR OF THE CORPORATION)

             Mr. Thurlow is an attorney and founder and associate of the law firm Thurlow & Hearn, an association of attorneys. Mr. Thurlow has been practicing law since 1989. Mr. Thurlow is also the sole officer, director and shareholder of Thurlow Capital Management, Inc., an investment advisory firm, which he founded in 1997. Mr. Thurlow is the husband of Martina Hearn and the brother of Stephanie Rosendahl.

             The Fund will not pay any fees to directors for meetings of the Board of Directors attended during the fiscal year ending June 30, 1998. After this date, the Fund plans to pay each director who is not an officer of the Corporation a fee of $500 for each meeting of the Board of Directors attended.

   ____________________

   * Mr. Thurlow, Ms. Hearn and Ms. Rosendahl are directors who are "interested persons" of the Fund as that term is defined in the Investment Company Act of 1940.


             The Corporation was organized on April 3, 1997. The table below sets forth the compensation anticipated to be paid by the Corporation to each of the directors of the Corporation during the fiscal year ending June 30, 1998:

                               COMPENSATION TABLE

                                                Pension or
                                                Retirement                             Total
                                Aggregate        Benefits                           Compensation
                              Compensation   Accrued as Part   Estimated Annual   from Corporation
            Name of               from              of           Benefits Upon         Paid to
             Person            Corporation    Fund Expenses       Retirement         Directors

    Martina Hearn                   0               0                  0                 0

    Natasha G. McRee                0               0                  0                 0

    Stephanie E. Rosendahl          0               0                  0                 0

    Basil S. Shiber                 0               0                  0                 0

    Thomas F. Thurlow               0               0                  0                 0

                             PRINCIPAL STOCKHOLDERS

             Set forth below are the names and addresses of all holders of the Fund's shares who as of January 30, 1998 beneficially owned more than 5% of the Fund's then outstanding shares, as well as the number of shares of the Fund beneficially owned by all officers and directors of the Corporation as a group.


         Name and Address of
          Beneficial Owner           Number of Shares     Percent of Class
           Heida L. Thurlow             12,542                29.25%
         2030 W. Sam Houston
              Parkway N.
          Houston, TX  77043

           L. Martin Field              10,925                25.47%
         900 Jefferson Avenue
       Newport, News, VA  23607

          Thomas F. Thurlow              5,390                12.57%
          1256 Forest Avenue
         Palo Alto, CA  94301
          Thomas N. Thurlow              5,000                11.66%
        440 Louisiana Street,
              Suite 2100
          Houston, TX  77002

        Stephanie E. Rosendahl           3,446                 8.04%
        4101 Coleridge Street
          Houston, TX  77005

        Officers and Directors          9,414*                21.95%*
        as a Group (5 persons)

   ___________________________________
   *    Includes the shares owned by Thomas F. Thurlow and Stephanie E.
        Rosendahl.

        As of January 30, 1998 each of Heida L. Thurlow and L. Martin Field are considered to control the Corporation for purposes of the Act. Thomas
   N. Thurlow is the father of Thomas F. Thurlow.

                  INVESTMENT ADVISER, ADMINISTRATOR, CUSTODIAN,
                  TRANSFER AGENT AND ACCOUNTING SERVICES AGENT

             As set forth in the Prospectus under the caption "Management of the Fund," the investment adviser to the Fund is Thurlow Capital Management, Inc. (the "Adviser"). Pursuant to the investment advisory agreement entered into between the Corporation and the Adviser with respect to the Fund (the "Advisory Agreement"), the Adviser furnishes continuous investment advisory services to the Fund. The Adviser is controlled by Thomas F. Thurlow, its sole officer, director and shareholder.

             Pursuant to the Advisory Agreement, the Adviser has undertaken to reimburse the Fund to the extent that the aggregate annual operating expenses, including the investment advisory fee and the administration fee but excluding interest, taxes, brokerage commissions and other costs incurred in connection with the purchase or sale of portfolio securities, and extraordinary items, exceed 3.00% of the average net assets of the Fund for such year, as determined by valuations made as of the close of each business day of the year. Additionally, for the fiscal year ended June 30, 1998, the Adviser has agreed to reimburse the Fund for annual operating expenses in excess of 1.95% of the average net assets for such year. The Fund monitors its expense ratio on a monthly basis. If the accrued amount of the expenses of the Fund exceeds the expense limitation, the Fund creates an account receivable from the Adviser for the amount of such excess. In such a situation the monthly payment of the Adviser's fee will be reduced by the amount of such excess, subject to adjustment month by month during the balance of the Fund's fiscal year if accrued expenses thereafter fall below this limit.

             The Advisory Agreement will remain in effect as long as its continuance is specifically approved at least annually (i) by the Board of Directors of the Corporation or by the vote of a majority (as defined in the Act) of the outstanding shares of the Fund, and (ii) by the vote of a majority of the directors of the Fund who are not parties to the Advisory Agreement or interested persons of the Adviser, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement provides that it may be terminated at any time without the payment of any penalty, by the Board of Directors of the Corporation or by vote of the majority of the Fund's stockholders on sixty (60) days' written notice to the Adviser, and by the Adviser on the same notice to the Corporation, and that it shall be automatically terminated if it is assigned.

             The Advisory Agreement provides that the Adviser shall not be liable to the Corporation or its stockholders for anything other than willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties. The Advisory Agreement also provides that the Adviser and its officers, directors and employees may engage in other businesses, devote time and attention to any other business whether of a similar or dissimilar nature, and render services to others.

             As set forth in the Prospectus under the caption "Management of the Fund," the administrator to the Corporation is Firstar Trust Company, 615 East Michigan Street, Milwaukee, Wisconsin 53202 (the "Administrator"). The Fund Administration Servicing Agreement entered into between the Corporation and the Administrator relating to the Fund (the "Administration Agreement") will remain in effect until terminated by either party. The Administration Agreement may be terminated at any time, without the payment of any penalty, by the Board of Directors of the Corporation upon the giving of ninety (90) days' written notice to the Administrator, or by the Administrator upon the giving of ninety (90) days' written notice to the Corporation.

             Under the Administration Agreement, the Administrator shall exercise reasonable care and is not liable for any error or judgment or mistake of law or for any loss suffered by the Corporation in connection with the performance of the Administration Agreement, except a loss resulting from willful misfeasance, bad faith or negligence on the party of the Administrator in the performance of its duties under the Administration Agreement.

             Firstar Trust Company also serves as custodian of the Corporation's assets pursuant to a Custody Agreement. Under the Custody Agreement, Firstar Trust Company has agreed to (i) maintain a separate account in the name of the Fund, (ii) make receipts and disbursements of money on behalf of the Fund, (iii) collect and receive all income and other payments and distributions on account of the Fund's portfolio investments, (iv) respond to correspondence from shareholders, security brokers and others relating to its duties; and (v) make periodic reports to the Fund concerning the Fund's operations. Firstar Trust Company does not exercise any supervisory function over the purchase and sale of securities. Firstar Trust Company also serves as transfer agent and dividend disbursing agent for the Fund under a Shareholder Servicing Agent Agreement. As transfer and dividend disbursing agent, Firstar Trust Company has agreed to (i) issue and redeem shares of the Fund, (ii) make dividend and other distributions to shareholders of the Fund, (iii) respond to correspondence by Fund shareholders and others relating to its duties, (iv) maintain shareholder accounts, and (v) make periodic reports to the Fund.

             In addition, the Corporation has entered into a Fund Accounting Servicing Agreement with Firstar Trust Company pursuant to which Firstar Trust Company has agreed to maintain the financial accounts and records of the Fund and provide other accounting services to the Fund. For its accounting services, Firstar Trust Company is entitled to receive fees, payable monthly, based on the total annual rate of $22,000 for the first $40 million in average net assets of the Fund, .01% on the next $200 million of average net assets, and .005% on average net assets exceeding $240 million. Firstar Trust Company is also entitled to certain out of pocket expenses, including pricing expenses.

                DETERMINATION OF NET ASSET VALUE AND PERFORMANCE

             As set forth in the Prospectus under the caption "Determination of Net Asset Value," the net asset value of the Fund will be determined as of the close of regular trading (4:00 P.M. Eastern Time) on each day the New York Stock Exchange is open for trading. The New York Stock Exchange is open for trading Monday through Friday except New Year's Day, Dr. Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Additionally, if any of the aforementioned holidays falls on a Saturday, the New York Stock Exchange will not be open for trading on the preceding Friday and when any such holiday falls on a Sunday, the New York Stock Exchange will not be open for trading on the succeeding Monday, unless unusual business conditions exist, such as the ending of a monthly or the yearly accounting period.

        Any total rate of return quotation for the Fund will be for a period of three or more months and will assume the reinvestment of all dividends and capital gains distributions which were made by the Fund during that period. Any period total rate of return quotation of the Fund will be calculated by dividing the net change in value of a hypothetical shareholder account established by an initial payment of $1,000 at the beginning of the period by 1,000. The net change in the value of a shareholder account is determined by subtracting $1,000 from the product obtained by multiplying the net asset value per share at the end of the period by the sum obtained by adding (A) the number of shares purchased at the beginning of the period plus (B) the number of shares purchased during the period with reinvested dividends and distributions. Any average annual compounded total rate of return quotation of the Fund will be calculated by dividing the redeemable value at the end of the period (i.e., the product referred to in the preceding sentence) by $1,000. A root equal to the period, measured in years, in question is then determined and 1 is subtracted from such root to determine the average annual compounded total rate of return.

             The foregoing computation may also be expressed by the following formula:

                                         n
                                 P(1 + T)  = ERV

             P    =    a hypothetical initial payment of $1,000
             T    =    average annual total return
             n    =    number of years
             ERV  =    ending redeemable value of a
                       hypothetical $1,000 payment made
                       at the beginning of the stated
                       periods at the end of the stated
                       periods

             The total return of the Fund for the period August 8, 1997 (commencement of operations) through December 31, 1997 was -14.00%.

                             DISTRIBUTION OF SHARES

             The Fund has adopted a Service and Distribution Plan (the "Plan") in anticipation that the Fund will benefit from the Plan through increased sales of shares, thereby reducing the Fund's expense ratio and providing the Adviser with greater flexibility in management. The Plan may be terminated by the Fund at any time by a vote of the directors of the Corporation who are not interested persons of the Corporation and who have no direct or indirect financial interest in the Plan or any agreement related thereto (the "Rule 12b-1 Directors") or by a vote of a majority of the outstanding shares of the Fund. Ms. McRee and Mr. Shiber are currently the Rule 12b-1 Directors. Any change in the Plan that would materially increase the distribution expenses of the Fund provided for in the Plan requires approval of the stockholders of the Fund and the Board of Directors, including the Rule 12b-1 Directors.

             While the Plan is in effect, the selection and nomination of directors who are not interested persons of the Corporation will be committed to the discretion of the directors of the Corporation who are not interested persons of the Corporation. The Board of Directors of the Corporation must review the amount and purposes of expenditures pursuant to the Plan quarterly as reported to it by a Distributor, if any, or officers of the Corporation. The Plan will continue in effect for as long as its continuance is specifically approved at least annually by the Board of Directors, including the Rule 12b-1 Directors. The Fund did not begin operations until August 8, 1997, and thus, the Fund had not incurred any distribution costs as of that date.

                        ALLOCATION OF PORTFOLIO BROKERAGE

             Decisions to buy and sell securities for the Fund are made by the Adviser subject to review by the Corporation's Board of Directors. In placing purchase and sale orders for portfolio securities for the Fund, it is the policy of the Adviser to seek the best execution of orders at the most favorable price in light of the overall quality of brokerage and research services provided, as described in this and the following paragraph. In selecting brokers to effect portfolio transactions, the determination of what is expected to result in best execution at the most favorable price involves a number of largely judgmental considerations. Among these are the Adviser's evaluation of the broker's efficiency in executing and clearing transactions, block trading capability (including the broker's willingness to position securities and the broker's financial strength and stability). The most favorable price to the Fund means the best net price without regard to the mix between purchase or sale price and commission, if any. Over-the-counter securities are generally purchased and sold directly with principal market makers who retain the difference in their cost in the security and its selling price. In some instances, the Adviser feels that better prices are available from non-principal market makers who are paid commissions directly. The Fund may place portfolio orders with broker-dealers who recommend the purchase of Fund shares to clients if the Adviser believes the commissions and transaction quality are comparable to that available from other brokers and may allocate portfolio brokerage on that basis.


             In allocating brokerage business for the Fund, the Adviser also takes into consideration the research, analytical, statistical and other information and services provided by the broker, such as general economic reports and information, reports or analyses of particular companies or industry groups, market timing and technical information, and the availability of the brokerage firm's analysts for consultation. While the Adviser believes these services have substantial value, they are considered supplemental to the Adviser's own efforts in the performance of its duties under the Advisory Agreement. Other clients of the Adviser may indirectly benefit from the availability of these services to the Adviser, and the Fund may indirectly benefit from services available to the Adviser as a result of transactions for other clients. The Advisory Agreement provides that the Adviser may cause the Fund to pay a broker which provides brokerage and research services to the Adviser a commission for effecting a securities transaction in excess of the amount another broker would have charged for effecting the transaction, if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of brokerage and research services provided by the executing broker viewed in terms of either the particular transaction or the Adviser's overall responsibilities with respect to the Fund and the other accounts as to which it exercises investment discretion. The Fund did not commence operations until August 8, 1997.

                                      TAXES

             As set forth in the Prospectus under the caption "Dividends, Distributions and Taxes," the Fund will endeavor to qualify annually for and elect tax treatment applicable to a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code").

             Under the Code, for the fiscal year ended June 30, 1998, but not subsequent fiscal years, the Fund will not qualify as a regulated investment company for any taxable year if more than 30% of the Fund's gross income for that year is derived from gains on the sale of securities held less than three months (the "30% Test"). Specifically, the 30% Test will limit the extent to which the Fund may: (i) sell securities held for less than three months; (ii) write options which expire in less than three months; (iii) effect closing transactions with respect to call or put options that have been written or purchased within the preceding three months; and (iv) effect short sales.

             If a call option written by the Fund expires, the amount of the premium received by the Fund for the option will be short-term capital gain. If the Fund enters into a closing transaction with respect to the option, any gain or loss realized by the Fund as a result of the transaction will be short-term capital gain or loss. If the holder of a call option exercises the holder's right under the option, any gain or loss realized by the Fund upon the sale of the underlying security pursuant to such exercise will be short-term or long-term capital gain or loss to the Fund depending on the Fund's holding period for the underlying security.

             With respect to call options purchased by the Fund, the Fund will realize short-term or long-term capital gain or loss if such option is sold and will realize short-term or long-term capital loss if the option is allowed to expire depending on the Fund's holding period for the call option. If such a call option is exercised, the amount paid by the Fund for the option will be added to the basis of the stock so acquired.

             The Fund may purchase or write options on stock indexes. Options on "broadbased" stock indexes are generally classified as "nonequity options" under the Code. Gains and losses resulting from the expiration, exercise or closing of such nonequity options will be treated as long-term capital gain or loss to the extent of 60% thereof and short-term capital gain or loss to the extent of 40% thereof (hereinafter "blended gain or loss") for determining the character of distributions. In addition, nonequity options held by the Fund on the last day of a fiscal year will be treated as sold for market value ("marked to market") on that date, and gain or loss recognized as a result of such deemed sale will be blended gain or loss. The marked to market gain will not be considered a gain on the sale of options held less than three months for purposes of the 30% Test. The realized gain or loss on the ultimate disposition of the option will be increased or decreased to take into consideration the prior marked to market gains and losses.

             The trading strategies of the Fund involving nonequity options on stock indexes may constitute "straddle" transactions. "Straddles" may affect the short-term or long-term holding period of such instruments for distributions characterization, but not for purposes of the 30% Test.

             The Fund may acquire put options. Under the Code, put options on stocks are taxed similar to short sales. If the Fund owns the underlying stock or acquires the underlying stock before closing the option position, the Straddle Rules may apply and the option positions may be subject to certain modified short sale rules. If the Fund exercises or fails to exercise a put option the Fund will be considered to have closed a short sale. The Fund will generally have a short-term gain or loss on the closing of an option position. The determination of the length of the holding period is dependent on the holding period of the stock used to exercise that put option. If the Fund sells the put option without exercising it, the holding period will be determined by looking at the holding period of the option.

             Dividends from the Fund's net investment income (including any excess of net short-term capital gain over net long-term capital loss) are taxable to stockholders as ordinary income, while distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss) are taxable as long-term capital gain regardless of the stockholder's holding period for the shares. The Code provides for a three-tiered tax rate structure for long-term capital gains depending on the Fund's holding period of the underlying financial instrument or capital asset. Such dividends and distributions are taxable to stockholders whether received in cash or in additional shares. The 70% dividends-received deduction for corporations will apply to dividends from the Fund's net investment income, subject to proportionate reductions if the aggregate dividends received by the Fund from domestic corporations in any year are less than 100% of the net investment company income taxable distributions made by the Fund.

             Any dividend or capital gain distribution paid shortly after a purchase of shares of the Fund, will have the effect of reducing the per share net asset value of such shares by the amount of the dividend or distribution. Furthermore, if the net asset value of the shares of the Fund immediately after a dividend or distribution is less than the cost of such shares to the stockholder, the dividend or distribution will be taxable to the stockholder even though it results in a return of capital to him.

             Redemption of shares will generally result in a capital gain or loss for income tax purposes. Such capital gain or loss will be long term or short term, depending upon the holding period. However, if a loss is realized on shares held for six months or less, and the investor received a capital gain distribution during that period, then such loss is treated as a long-term capital loss to the extent of the capital gain distribution received.

             This section is not intended to be a full discussion of present or proposed federal income tax laws and the effect of such laws on an investor. Investors are urged to consult with their respective tax advisers for a complete review of the tax ramifications of an investment in the Fund.

                              STOCKHOLDER MEETINGS

             The Maryland Business Corporation Law permits registered investment companies, such as the Fund, to operate without an annual meeting of stockholders under specified circumstances if an annual meeting is not required by the Act. The Corporation has adopted the appropriate provisions in its bylaws and may, at its discretion, not hold an annual meeting in any year in which the election of directors is not required to be acted upon by the stockholders under the Act.

             The Corporation's bylaws also contain procedures for the removal of directors by its stockholders. At any meeting of stockholders, duly called and at which a quorum is present, the stockholders may, by the affirmative vote of the holders of a majority of the votes entitled to be cast thereon, remove any director or directors from office and may elect a successor or successors to fill any resulting vacancies for the unexpired terms of removed directors.

             Upon the written request of the holders of shares entitled to not less than ten percent (10%) of all the votes entitled to be cast at such meeting, the Secretary of the Corporation shall promptly call a special meeting of stockholders for the purpose of voting upon the question of removal of any director. Whenever ten or more stockholders of record who have been such for at least six months preceding the date of application, and who hold in the aggregate either shares having a net asset value of at least $25,000 or at least one percent (1%) of the total outstanding shares, whichever is less, shall apply to the Corporation's Secretary in writing, stating that they wish to communicate with other stockholders with a view to obtaining signatures to a request for a meeting as described above and accompanied by a form of communication and request which they wish to transmit, the Secretary shall within five business days after such application either: (1) afford to such applicants access to a list of the names and addresses of all stockholders as recorded on the books of the Corporation; or (2) inform such applicants as to the approximate number of stockholders of record and the approximate cost of mailing to them the proposed communication and form of request.

             If the Secretary elects to follow the course specified in clause (2) of the last sentence of the preceding paragraph, the Secretary, upon the written request of such applicants, accompanied by a tender of the material to be mailed and of the reasonable expenses of mailing, shall, with reasonable promptness, mail such material to all stockholders of record at their addresses as recorded on the books unless within five business days after such tender the Secretary shall mail to such applicants and file with the Securities and Exchange Commission, together with a copy of the material to be mailed, a written statement signed by at least a majority of the Board of Directors to the effect that in their opinion either such material contains untrue statements of fact or omits to state facts necessary to make the statements contained therein not misleading, or would be in violation of applicable law, and specifying the basis of such opinion.

             After opportunity for hearing upon the objections specified in the written statement so filed, the Securities and Exchange Commission may, and if demanded by the Board of Directors or by such applicants shall, enter an order either sustaining one or more of such objections or refusing to sustain any of them. If the Securities and Exchange Commission shall enter an order refusing to sustain any of such objections, or if, after the entry of an order sustaining one or more of such objections, the Securities and Exchange Commission shall find, after notice and opportunity for hearing, that all objections so sustained have been met, and shall enter an order so declaring, the Secretary shall mail copies of such material to all stockholders with reasonable promptness after the entry of such order and the renewal of such tender.

                        DESCRIPTION OF SECURITIES RATINGS

             As set forth in the Prospectus under the caption "Investment Policies and Risk," the Fund may invest in commercial paper master notes assigned one of the two highest ratings of either Standard & Poor's Corporation ("Standard & Poor's") or Moody's Investors Services, Inc. ("Moody's"). As also set forth therein, the Fund may invest in convertible securities assigned at least an investment grade by Standard & Poor's or Moody's (or unrated but deemed by the Adviser to be of comparable quality), and up to 5% of the Fund's assets may be invested in convertible securities rated below investment grade but rated at least B by Standard & Poor's or Moody's.

   Commercial Paper Ratings

             A Standard and Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard & Poor's for commercial paper in which the Funds may invest:

             "A-1" - Issue's degree of safety regarding timely payment is strong. Those issues determines to possess extremely strong safety characteristics are denoted "A-1+."

             "A-2" - Issue's capacity for timely payment is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

             Moody's commercial paper ratings are opinions of the ability of issues to repay punctually promissory obligations not having an original maturity in excess of nine months. The following summarizes the rating categories used by Moody's for commercial paper in which the Funds may invest:

             "Prime-1" - Issuer or related supporting institutions are considered to have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following capacities: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earning coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

             "Prime-2" - Issuer or related supporting institutions are considered to have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

   Corporate Long-Term Debt Ratings

   Standard & Poor's Debt Ratings

             A Standard & Poor's corporate or municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees. The debt rating is not a recommendation to purchase, sell, or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

             The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.

             The ratings are based, in varying degrees, on the following considerations:

             1. Likelihood of default - capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation.

             2.   Nature of and provisions of the obligation.

             3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

   Investment Grade

             AAA - Debt rated "AAA" has the highest rating assigned by Standard & Poor's. Capacity to pay interest an repay principal is extremely strong.

             AA - Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

             A - Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

             BBB - Debt rated "BBB" is regard as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

   Speculative Grade

             Debt rated "BB," "B," "CCC," "CC" and "C" is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. "BB" indicates the least degree of speculation and "C" the highest. While such debt will likely have some quality and protective characteristic, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

             "BB" - Debt rated "BB" has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The "BB" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB- "rating.

             "B" - Debt rated "B" has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The "B" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BB" or "BB-"rating.

             "CCC" - Debt rated "CCC" has a current identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest an repay principal. The "CCC" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "B" or "B-" rating.

             "CC" - Debt rated "CC" typically is applied to debt subordinated to senior debt that is assigned an actual or implied "CCC" rating.

             "C" - Debt rated "C" typically is applied to debt subordinated to senior debt which is assigned an actual or implied "CCC-" debt rating. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

             "CI" - The rating "CI" is reserved for income bonds on which no interest is being paid.

             "D" - Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such period. The "D" rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

   Moody's Long-Term Debt Ratings.

             "Aaa" - Bonds which are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

             "Aa" - Bonds which are rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group, they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation or protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in "Aaa" securities.

             "A" - Bonds which are rated "A" possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

             "Baa" - Bonds which are rated "Baa" are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

             "Ba" - Bonds which are rated "Ba" are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

             "B" - Bonds which are rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

             "Caa" - Bonds which are rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

             "Ca" - Bonds which are rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

             "C" - Bonds which are rated "C" are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

                             INDEPENDENT ACCOUNTANTS

             Arthur Andersen LLP, 100 East Wisconsin Avenue, Milwaukee, Wisconsin 53201-1215 has been selected as the independent accountants for the Fund. As such Arthur Andersen LLP performs an audit of the Fund's financial statement and considers the Fund's internal control structure.

                              FINANCIAL STATEMENTS

             The following audited financial statements for the Fund are attached hereto:

             -    Report of Independent Accountants dated July 30, 1997

             -    Statement of Assets and Liabilities at July 28, 1997

             -    Notes to the Financial Statement

             The following unaudited financial statements for the Fund are attached hereto:

             -    Statement of Assets and Liabilities at December 31, 1997

             - Statement of Operations for the Period August 8, 1997 (commencement of operations) through December 31, 1997

             - Statement of Changes in Net Assets for the Period August 8, 1997 (commencement of operations) through December 31, 1997

             -    Financial Highlights

             -    Schedule of Investments at December 31, 1997

             -    Notes to the Financial Statements

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS


   To the Stockholders and Board of
   Directors of The Thurlow Funds, Inc.:

   We have audited the statement of assets and liabilities of the Thurlow Growth Fund (the "Fund"), a series of The Thurlow Funds, Inc., (a Maryland corporation) as of July 28, 1997. This financial statement is the responsibility of the Fund's management. Our responsibility is to express an opinion on this financial statement based on our audit.

   We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

   In our opinion, the statement of assets and liabilities referred to above presents fairly, in all material respects, the net assets of the Fund as of July 28, 1997, in conformity with generally accepted accounting principles.



                                           ARTHUR ANDERSEN LLP

   Milwaukee, Wisconsin
   July 30, 1997

                             THE THURLOW FUNDS, INC.

                       STATEMENT OF ASSETS AND LIABILITIES

                                  JULY 28, 1997


                                                            The Thurlow
                                                            Growth Fund
    ASSETS:
      Cash                                                    $100,686
      Unamortized organizational costs                          19,838
      Prepaid registration expenses                              2,382
                                                               -------
         Total Assets                                          122,906
                                                               -------
    LIABILITIES:
      Payable to Adviser                                        22,220
                                                               -------
         Total Liabilities                                      22,220
                                                               -------


    NET ASSETS                                                $100,686
                                                               =======
    Capital stock, $0.0001 par value, 500,000,000
      shares authorized; 10,069 shares outstanding            $100,686
                                                               =======
    Offering and redemption price/net asset value per
      share (based on 10,069 shares of capital stock
      issued and outstanding)                                   $10.00
                                                               =======



        The accompanying notes to financial statement are an integral part of this statement.

                             THE THURLOW FUNDS, INC.

                          NOTES TO FINANCIAL STATEMENT

                                  JULY 28, 1997

   (1) The Thurlow Funds, Inc. was incorporated under the laws of the state of Maryland on April 30, 1997 and has had no operations to date other than those relating to organizational matters and the sale of 10,069 shares of its common stock to its original stockholders, Thomas F. Thurlow and Thomas N. Thurlow.

   (2) The Thurlow Funds, Inc. which consists solely of The Thurlow Growth Fund (the "Fund"), has an agreement with Thurlow Capital Management, Inc. (the "Adviser"), with whom certain officers and directors of the Fund are affiliated, to furnish investment advisory services to the Fund. Under the terms of this agreement, the Fund will pay the Adviser a monthly fee based on the Fund's average daily net assets at the annual rate of 1.25%.

        Under the investment advisory agreement, if the aggregate annual operating expenses (including the investment advisory fee and the administration fee but excluding interest, taxes, brokerage commissions and other costs incurred in connection with the purchase or sale of portfolio securities, and extraordinary items) exceed 3.00%, the Adviser will reimburse the Fund for the amount of such excess. Additionally, the Adviser has voluntarily agreed to reimburse the Fund to the extent aggregate annual operating expenses exceed 1.95% of the average daily net assets of the Fund.

   (3) Organizational costs are being deferred and amortized over the period of benefit, but not to exceed sixty months from the Fund's commencement of operations. These costs were advanced by the Adviser and will be reimbursed by the Fund. The proceeds of any redemption of the initial shares by the original stockholders or any transferee will be reduced by a pro-rata portion of any then unamortized organizational expenses in the same proportion as the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of such redemption.

                             The Thurlow Growth Fund


   STATEMENT OF ASSETS AND LIABILITIES
   December 31, 1997
   (Unaudited)



   ASSETS:
        Investments, at value (cost $388,520)                    $400,309
        Dividend and interest receivable                              474
        Receivable from Adviser                                    19,592
        Organizational expenses, net of accumulated
          amortization                                             24,695
                                                                 --------
             Total assets                                         445,070
                                                                 --------
   LIABILITIES:
        Payable for securities purchased                           50,633
        Accrued expenses and other liabilities                     40,230
                                                                 --------
             Total liabilities                                     90,863
                                                                 --------
   NET ASSETS                                                    $354,207
                                                                 ========
   NET ASSETS CONSIST OF:
        Capital stock                                            $401,040
        Accumulated undistributed net investment loss                (815)
        Accumulated undistributed net realized loss on
             investments                                          (57,807)
        Net unrealized appreciation on investments                 11,789
                                                                 --------
             Total Net Assets                                    $354,207
                                                                 ========
        Shares outstanding
             (500 million shares authorized, $ 0.0001
                   par value)                                      41,200

        Net Asset Value, Redemption Price and Offering
             Price Per Share                                        $8.60
                                                                    =====


                     See Notes to the Financial Statements.

                             The Thurlow Growth Fund


   STATEMENT OF OPERATIONS
   August 8, 1997 1 through December 31, 1997
   (Unaudited)


   INVESTMENT INCOME:
        Dividend income                                         $113
        Interest income                                          909
                                                             -------
             Total investment income                           1,022
                                                             -------
   EXPENSES:
        Investment advisory fees                               1,178
        Administration fees                                   12,562
        Shareholder servicing and accounting costs            21,738
        Distribution fees                                        236
        Custody fees                                           2,094
        Federal and state registration                         1,190
        Professional fees                                      6,018
        Reports to shareholders                                4,577
        Amortization of organizational expenses                2,104
        Other                                                  2,408
                                                             -------
             Total expenses before waiver and
                reimbursement                                 54,105
             Less:  Waiver of expenses and
                reimbursement from Adviser                   (52,268)
                                                             -------
                  Net Expenses                                 1,837
                                                             -------
   NET INVESTMENT LOSS                                          (815)
                                                             -------
   REALIZED AND UNREALIZED GAIN(LOSS) ON INVESTMENTS:
        Net realized loss on investments                     (57,807)
        Change in unrealized appreciation on investments      11,789
                                                             -------
             Net realized and unrealized loss on
              investments                                    (46,018)
                                                             -------
   NET DECREASE IN NET ASSETS
        RESULTING FROM OPERATIONS                           ($46,833)
                                                             =======

   1 Commencement of Operations.


                     See Notes to the Financial Statements.

                             The Thurlow Growth Fund


   STATEMENT OF CHANGES IN NET ASSETS
   August 8, 1997 1 through December 31, 1997
   (Unaudited)


   OPERATIONS:
        Net investment loss                                         ($815)
        Net realized loss on investments                          (57,807)
        Change in unrealized appreciation on investments           11,789
                                                                 --------
             Net decrease in net assets from operations           (46,833)
                                                                 --------

   CAPITAL SHARE TRANSACTIONS:
        Proceeds from shares sold                                 407,040
        Cost of shares redeemed                                    (6,000)
                                                                  -------
             Net increase in net assets from capital
              share transaction                                   401,040
                                                                  -------

   TOTAL INCREASE IN NET ASSETS                                   354,207
                                                                  -------

   NET ASSETS:
        Beginning of period                                            0
                                                                  -------
        End of period ((including undistributed net
             investment loss of ($815))                          $354,207
                                                                  =======


   1 Commencement of Operations.




                     See Notes to the Financial Statements.

                             The Thurlow Growth Fund


   FINANCIAL HIGHLIGHTS
   August 8, 1997 1 through December 31, 1997
   (Unaudited)


   PER SHARE DATA:
        NET ASSET VALUE, BEGINNING OF PERIOD        $10.00

        INCOME FROM INVESTMENT OPERATIONS:
             Net investment loss                     (0.02)
             Net realized and unrealized loss
              on investments                         (1.38)
                                                    ------
                  Total from investment operations   (1.40)
                                                    ------
        NET ASSET VALUE, END OF PERIOD               $8.60
                                                    ======

   TOTAL RETURN 2                                  (14.00%)


   SUPPLEMENTAL DATA AND RATIOS:
        Net assets, end of period                 $354,207
        Ratio of net expenses to average
         net assets 3                                1.95%
        Ratio of net investment income to
         average net assets 3                       (0.87%)
        Portfolio turnover rate                    195.12%
        Average commission rate paid               $0.1446


   1    Commencement of Operations.
   2    Not annualized.
   3 Annualized for the period August 8, 1997 through December 31, 1997. Without expense waivers of $52,268 for the period August 8, 1997 through December 31, 1997, the ratio of expenses to average net assets would have been 57.41% and the ratio of net investment income to average net assets would have been (56.33%).


                     See Notes to the Financial Statements.

                             The Thurlow Growth Fund


   SCHEDULE OF INVESTMENTS - December 31, 1997 (Unaudited)



    Shares                                                       Value
                COMMON STOCKS - 84.2%

                BANKING & FINANCIAL SERVICES - 14.8%
     400        Actrade International, Ltd. *                  $  10,675
     400        Bank of Commerce                                   8,950
     300        Civic BanCorp *                                    5,850
     300        New York Bancorp Inc.                             11,906
     300        St. Francis Capital Corporation                   15,150
                                                                 -------
                                                                  52,531
                                                                 -------
                BUILDING - MOBILE/MFG. AND RV - 2.8%
     300        National R.V. Holdings, Inc. *                     9,863
                                                                 -------
                BUSINESS SERVICE - 1.1%
     300        Forensic Technologies International
                 Corporation *                                     3,750
                                                                 -------
                CAPITAL GOODS - 13.3%
     200        Centex Construction Products, Inc.                 6,025
     450        Gardner Denver Machinery Inc. *                   11,391
     500        Gencor Industries, Inc.                            9,750
     200        Graco, Inc.                                        7,462
     500        Kellstrom Industries, Inc. *                      12,375
                                                                 -------
                                                                  47,003
                                                                 -------

                COMPUTER EQUIPMENT - 2.0%
     400        GENICOM Corporation *                              4,600
     200        Iomega Corporation *                               2,487
                                                                 -------
                                                                   7,087
                                                                 -------
                COMPUTER SERVICES - 2.3%
     300        Metro Information Services, Inc. *                 8,325
                                                                 -------

                COSMETICS AND PERSONAL CARE - 2.8%
     400        Twinlab Corporation *                              9,900
                                                                 -------

                ENERGY - 0.5%
     100        The Houston Exploration Company *                  1,837
                                                                 -------

                ENTERTAINMENT & LEISURE - 2.6%
     400        THQ, Inc. *                                        9,200
                                                                 -------

                HEALTH CARE - 4.8%
     400        Mariner Health Group, Inc. *                       6,500
     300        MedQuist, Inc. *                                  10,425
                                                                 -------
                                                                  16,925
                                                                 -------

                HOME FURNISHINGS - 2.6%
     500        Rent-Way, Inc. *                                   9,250
                                                                 -------

                HOUSING - 6.3%
     700        Dominion Homes Inc. *                              8,400
     400        Lennar Corporation                                 8,625
     200        Toll Brothers, Inc. *                              5,350
                                                                 -------
                                                                  22,375
                                                                 -------

                LEISURE - TOYS/GAMES/HOBBY - 3.2%
     300        Action Performance Companies, Inc. *              11,363
                                                                 -------
                RETAIL - 11.1%
     300        Abercrombie & Fitch Company *                      9,375
     500        Best Buy Co., Inc. *                              18,438
     400        The Dress Barn, Inc. *                            11,350
                                                                 -------
                                                                  39,163
                                                                 -------
                RETAIL - DISCOUNT - 3.6%
     400        Party City Corporation *                          12,900
                                                                 -------

                SOFTWARE - 4.2%
     100        Datastream Systems, Inc. *                         3,100
     400        Sanchez Computer Associates, Inc. *               11,650
                                                                 -------
                                                                  14,750
                                                                 -------
                TECHNOLOGY - 1.6%
     200        En Pointe Technologies, Inc.*                      1,950
     100        Procom Technology, Inc. *                          1,581
     200        Summit Design, Inc. *                              2,075
                                                                 -------
                                                                   5,606
                                                                 -------

                TELECOMMUNICATIONS - 4.6%
   1,200        Applied Signal Technology, Inc. *                 16,500
                                                                 -------
                TOTAL COMMON STOCKS (Cost of $286,539)           298,328
                                                                 -------


                SHORT-TERM INVESTMENTS - 28.8%

   Principal
   Amount
                  VARIABLE RATE DEMAND NOTES - 28.8%
   $  16,500      American Family Financial Services             16,500
      15,600      General Mill, Inc.                             15,600
      15,600      Johnson Controls, Inc.                         15,600
      15,600      Pitney Bowes, Inc.                             15,600
      15,600      Sara Lee Corp.                                 15,600
      15,600      Warner Lambert Company                         15,600
       7,481      Wisconsin Electric Power Company                7,481
                                                                -------
                                                                101,981
                                                                -------
                TOTAL SHORT-TERM INVESTMENTS (Cost of $101,981) 101,981
                                                                -------
                TOTAL INVESTMENTS - 113.0% (Cost of $388,520)   400,309

                Liabilities in Excess of Other Assets - (13.0%) (46,102)
                                                                -------

                TOTAL NET ASSETS - 100.0%                      $354,207
                                                                =======

                  *  Non-income producing security.

                See Notes to the Financial Statements.

                             The Thurlow Growth Fund


   NOTES TO THE FINANCIAL STATEMENTS
   December 31, 1997
   (Unaudited)


   1.   ORGANIZATION

        The Thurlow Funds, Inc. (the "Company") was incorporated under the laws of Maryland on April 30, 1997, and is registered as a no-load, open-end, diversified management investment company under the Investment Company Act of 1940. The Company presently consists of one diversified investment portfolio, the Thurlow Growth Fund (the "Fund"). The principal investment objective of the Fund is capital appreciation, with current income as a secondary objective. Thomas F. Thurlow and Thomas N. Thurlow held 10,069 shares of the Fund's capital stock at $10 per share on July 28, 1997. The Fund commenced operations on August 8, 1997.

        The costs incurred in connection with the organization, initial registration and public offering of shares, aggregating $26,799, have been paid by the Adviser and will be reimbursed by the Fund. These costs are being amortized over the period of benefit, but not to exceed sixty months from the Fund's commencement of operations.

   2.   SIGNIFICANT ACCOUNTING POLICIES

        The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

        a) Investment Valuation - Common stocks that are listed on a securities exchange are valued at the last quoted sales price on the day the valuation is made. Price information on listed securities is taken from the exchange where the security is primarily traded. Common stocks which are listed on an exchange but which are not traded on the valuation date are valued at the current bid prices. Unlisted equity securities for which market quotations are readily available and options are valued at the current bid prices. Debt securities which will mature in more than 60 days will be valued at the latest bid prices furnished by an independent pricing service. Short-term instruments with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. Other assets and securities for which no quotations are readily available are valued at fair value as determined by the Investment Adviser in accordance with procedures approved by the Board of Directors.

        b) Federal Income Taxes - No provision for federal income taxes or excise taxes has been made since the Fund intends to comply with the provisions of the Internal Revenue Code available to regulated investment companies in the current and future years.

        c) Distributions to Shareholders - Dividends from net investment income are declared and paid annually. Distributions of the Fund's net realized capital gains, if any, will be declared at least annually.

        d) Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

        e) Other - Investment and shareholder transactions are recorded on trade date. The Fund determines the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sales proceeds. Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund, and interest income is recognized on an accrual basis. Generally accepted accounting principles require that permanent financial reporting and tax differences be reclassified to capital stock.

   3.   CAPITAL SHARE TRANSACTIONS

        Transactions in shares of the Fund for the period August 8, 1997 through December 31, 1997, were as follows:

        Shares sold                                            41,834
        Shares issued to holders in
         reinvestment of dividends                                  0
        Shares redeemed                                          (634)
                                                               ------
        Net increase                                           41,200
                                                               ======

   4.   INVESTMENT TRANSACTIONS

        The aggregate purchases and sales of investments, excluding short-term investments, by the Fund for the period August 8, 1997 through December 31, 1997, were $668,379 and $324,033, respectively.

        At December 31, 1997, gross unrealized appreciation and depreciation of investments for tax purposes were as follows:

        Appreciation                                           $21,995
        (Depreciation)                                         (10,206)
                                                                ------
        Net appreciation
         on investments                                        $11,789
                                                                ======

        At December 31, 1997, the cost of investments for federal income tax purposes was $388,520.

    5.  INVESTMENT ADVISORY AND OTHER AGREEMENTS

        The Fund has entered into an Investment Advisory Agreement with Thurlow Capital Management, Inc. Pursuant to its Advisory Agreement with the Fund, the Investment Adviser is entitled to receive a fee, calculated daily and payable monthly, at the annual rate of 1.25% as applied to the Fund's daily net assets.

        Firstar Trust Company, a subsidiary of Firstar Corporation, a publicly held bank holding company, serves as custodian, transfer agent, administrator and accounting services agent for the Fund.

        The Fund has adopted a written plan of distribution (the "Plan") in accordance with Rule 12b-1 under the Investment Company Act of 1940. The Plan authorizes the Fund to make payments in connection with the distribution of shares at an annual rate of up to 0.25% of the Fund's average daily net assets.

        If the aggregate annual operating expenses (excluding interest, taxes, brokerage commissions and other costs incurred in connection with the purchase or sale of portfolio securities, and extraordinary items) exceed 1.95% of the Fund's average daily net assets, the Investment Adviser may reimburse the Fund for the amount of such excess. Accordingly, for the period ended December 31, 1997, the Investment Adviser reimbursed the Fund $52,268.

                                     PART C

                                OTHER INFORMATION

   Item24.     Financial Statements and Exhibits

       (a.)    Financial Statements

               Financial Highlights (included in Part A)

               July 28, 1997 Financial Statement (audited) (included in Part
               B)

               Report of Independent Accountants

               Statement of Assets and Liabilities

               Notes to Financial Statement

               December 31, 1997 Financial Statements (unaudited) (included in Part B)

               Statement of Assets and Liabilities

               Statement of Operations

               Statement of Changes in Net Assets

               Financial Highlights

               Schedule of Investments

               Note to the Financial Statements

       (b.)    Exhibits

               (1) Registrant's Articles of Incorporation (Exhibit 1 to Registrant's Registration Statement on Form N-1A is incorporated by reference pursuant to Rule 411 under the Securities Act of 1933).

               (2) Registrant's Bylaws (Exhibit 2 to Registrant's Registration Statement on Form N-1A is incorporated by reference pursuant to Rule 411 under the Securities Act of 1933).

               (3)   None

               (4)   None

               (5) Investment Advisory Agreement with Thurlow Capital Management, Inc. relating to The Thurlow Growth Fund (Exhibit 5 to Registrant's Registration Statement on Form N-1A is incorporated by reference pursuant to Rule 411 under the Securities Act of 1933).

               (6)   None

               (7)   None

               (8) Custody Agreement with Firstar Trust Company (Exhibit 8 to Registrant's Registration Statement on Form N-1A is incorporated by reference pursuant to Rule 411 under the Securities Act of 1933).

             (9.1) Fund Administration Servicing Agreement with Firstar Trust Company relating to The Thurlow Growth Fund (Exhibit 9.1 to Registrant's Registration Statement on Form N-1A is incorporated by reference pursuant to Rule 411 under the Securities Act of 1933).

             (9.2) Transfer Agent Agreement with Firstar Trust Company relating to The Thurlow Growth Fund (Exhibit 9.2 to Registrant's Registration Statement on Form N-1A is incorporated by reference pursuant to Rule 411 under the Securities Act of 1933).

             (9.3) Fund Accounting Servicing Agreement with Firstar Trust Company (Exhibit 9.3 to Registrant's Registration Statement on Form N-1A is incorporated by reference pursuant to Rule 411 under the Securities Act of 1933).


              (10) Opinion of Foley & Lardner, counsel for Registrant (Exhibit 10 to Registrant's Registration Statement on Form N-1A is incorporated by reference pursuant to Rule 411 under the Securities Act of 1933).

              (11)   Consent of Arthur Andersen LLP.

              (12)   None

              (13) Subscription Agreement (Exhibit 13 to Registrant's Registration Statement on Form N-1A is incorporated by reference pursuant to Rule 411 under the Securities Act of 1933).

            (14.1)   Individual Retirement Accounts

            (14.2) Simplified Employee Pension Plan (Exhibit 14.2 to Registrant's Registration Statement on Form N-1A is incorporated by reference pursuant to Rule 411 under the Securities Act of 1933).

              (15)   Service and Distribution Plan (Exhibit 15 to
                     Registrant's Registration Statement on Form N-1A is incorporated by reference pursuant to Rule 411 under the Securities Act of 1933).

              (16)   None

              (17)   Financial Data Schedule.

              (18)   None

   Item 25.  Persons Controlled by or under Common Control with Registrant

             Registrant is controlled by Heida L. Thurlow and L. Martin Field, who own 29.25% and 25.47%, respectively, of Registrant's voting securities as of January 30, 1998. Registrant does not control any person.

   Item 26.  Number of Holders of Securities

                                          Number of Record Holders
              Title of Class               as of January 30, 1998


     Class A Common Stock, $0.0001 par               21
      value (The Thurlow Growth Fund)

   Item 27.  Indemnification

             Pursuant to the authority of the Maryland General Corporation Law, particularly Section 2-418 thereof, Registrant's Board of Directors has adopted the following bylaw which is in full force and effect and has not been modified or cancelled:

                                   Article VII

                               GENERAL PROVISIONS

   Section 7.     Indemnification.

        A. The Corporation shall indemnify all of its corporate representatives against expenses, including attorneys fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by them in connection with the defense of any action, suit or proceeding, or threat or claim of such action, suit or proceeding, whether civil, criminal, administrative, or legislative, no matter by whom brought, or in any appeal in which they or any of them are made parties or a party by reason of being or having been a corporate representative, if the corporate representative acted in good faith and in a manner reasonably believed to be in or not opposed to the best interests of the corporation and with respect to any criminal proceeding, if he had no reasonable cause to believe his conduct was unlawful provided that the corporation shall not indemnify corporate representatives in relation to matters as to which any such corporate representative shall be adjudged in such action, suit or proceeding to be liable for gross negligence, willful misfeasance, bad faith, reckless disregard of the duties and obligations involved in the conduct of his office, or when indemnification is otherwise not permitted by the Maryland General Corporation Law.

        B. In the absence of an adjudication which expressly absolves the corporate representative, or in the event of a settlement, each corporate representative shall be indemnified hereunder only if there has been a reasonable determination based on a review of the facts that indemnification of the corporate representative is proper because he has met the applicable standard of conduct set forth in paragraph A. Such determination shall be made: (i) by the board of directors, by a majority vote of a quorum which consists of directors who were not parties to the action, suit or proceeding, or if such a quorum cannot be obtained, then by a majority vote of a committee of the board consisting solely of two or more directors, not, at the time, parties to the action, suit or proceeding and who were duly designated to act in the matter by the full board in which the designated directors who are parties to the action, suit or proceeding may participate; or (ii) by special legal counsel selected by the board of directors or a committee of the board by vote as set forth in (i) of this paragraph, or, if the requisite quorum of the full board cannot be obtained therefor and the committee cannot be established, by a majority vote of the full board in which directors who are parties to the action, suit or proceeding may participate.

        C. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall create a rebuttable presumption that the person was guilty of willful misfeasance, bad faith, gross negligence or reckless disregard to the duties and obligations involved in the conduct of his or her office, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his or her conduct was unlawful.

        D. Expenses, including attorneys' fees, incurred in the preparation of and/or presentation of the defense of a civil or criminal action, suit or proceeding may be paid by the corporation in advance of the final disposition of such action, suit or proceeding as authorized in the manner provided in Section 2-418(F) of the Maryland General Corporation Law upon receipt of: (i) an undertaking by or on behalf of the corporate representative to repay such amount unless it shall ultimately be determined that he or she is entitled to be indemnified by the corporation as authorized in this bylaw; and (ii) a written affirmation by the corporate representative of the corporate representative's good faith belief that the standard of conduct necessary for indemnification by the corporation has been met.

        E. The indemnification provided by this bylaw shall not be deemed exclusive of any other rights to which those indemnified may be entitled under these bylaws, any agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his or her official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person subject to the limitations imposed from time to time by the Investment Company Act of 1940, as amended.

        F. This corporation shall have power to purchase and maintain insurance on behalf of any corporate representative against any liability asserted against him or her and incurred by him or her in such capacity or arising out of his or her status as such, whether or not the corporation would have the power to indemnify him or her against such liability under this bylaw provided that no insurance may be purchased or maintained to protect any corporate representative against liability for gross negligence, willful misfeasance, bad faith or reckless disregard of the duties and obligations involved in the conduct of his or her office.

        G. "Corporate Representative" means an individual who is or was a director, officer, agent or employee of the corporation or who serves or served another corporation, partnership, joint venture, trust or other enterprise in one of these capacities at the request of the corporation and who, by reason of his or her position, is, was, or is threatened to be made, a party to a proceeding described herein.

             Insofar as indemnification for and with respect to liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Registrant pursuant to the foregoing provisions or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a director, officer or controlling person or Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

   Item 28.  Business and Other Connections of Investment Adviser

             Incorporated by reference to pages 8 through 11 of the Statement of Additional Information pursuant to Rule 411 under the Securities Act of 1933.

   Item 29.  Principal Underwriters

             Not Applicable.

   Item 30.  Location of Accounts and Records

             The accounts, books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are in the physical possession of Registrant's Treasurer, Thomas F. Thurlow, at Registrant's corporate offices, 1256 Forest Avenue, Palo Alto, California 94301.

   Item 31.  Management Services

             All management-related service contracts entered into by Registrant are discussed in Parts A and B of this Registration Statement.

   Item 32.  Undertakings

             With respect to stockholder meetings, Registrant undertakes to call stockholder meetings in accordance with the provisions of Article I of its Bylaws, which are discussed in Parts A and B of this Registration Statement.

                                   SIGNATURES

             Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this amended Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Palo Alto and State of California on the 6th day of February, 1998.

                            THE THURLOW FUNDS, INC.
                                (Registrant)


                            By:  /s/ Thomas F. Thurlow
                                 Thomas F. Thurlow, President

             Pursuant to the requirements of the Securities Act of 1933, this amended Registration Statement has been signed below by the following persons in the capacities and on the date(s) indicated.



               Name                     Title            Date

    /s/ Thomas F. Thurlow       President (Principal  February 6, 1998
    Thomas F. Thurlow           Executive, Financial
                                and Accounting
                                Officer) and a
                                Director

    /s/ Martina Hearn
    Martina Hearn               Director              February 6, 1998



    Natasha L. McRee            Director              February __, 1998



    Stephanie E. Rosendahl      Director              February __, 1998


    /s/ Basil S. Shiber
    Basil S. Shiber             Director              February 6, 1998

                                  EXHIBIT INDEX
      Exhibit No.                 Exhibit                 Page No.

            (1)      Registrant's Articles of
                     Incorporation*

            (2)      Registrant's Bylaws*

            (3)      None

            (4)      None

            (5)      Investment Advisory Agreement with
                     Thurlow Capital Management, Inc.
                     relating to The Thurlow Growth
                     Fund*

            (6)      None

            (7)      None

            (8)      Custody Agreement with Firstar
                     Trust Company*

          (9.1)      Fund Administration Servicing
                     Agreement with Firstar Trust
                     Company relating to The Thurlow
                     Growth Fund*


          (9.2)      Transfer Agent Agreement with
                     Firstar Trust Company*

          (9.3)      Fund Accounting Servicing
                     Agreement with Firstar Trust
                     Company*

           (10)      Opinion of Foley & Lardner,
                     counsel for Registrant*

           (11)      Consent of Arthur Andersen LLP

           (12)      None

           (13)      Subscription Agreement*


         (14.1)      Individual Retirement Accounts



         (14.2)      Simplified Employee Pension Plan*


           (15)      Service and Distribution Plan*

           (16)      None

           (17)      Financial Data Schedule

           (18)      None

 __________
   *    Incorporated by reference.